As filed with the Securities and Exchange Commission on 25 February 1999
                                              Registration No. 333-53673


                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC  20549


                    Post-Effective Amendment No. 1

                                 To

                              FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT
               OF 1933 OF SECURITIES OF UNIT INVESTMENT
                   TRUSTS REGISTERED ON FORM N-8B-2

               GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                      (Exact Name of Registrant)

               GENERAL AMERICAN LIFE INSURANCE COMPANY
                          700 Market Street
                         St. Louis, MO  63101
     (Name and Address of principal executive office of depositor)

                     Matthew P. McCauley, Esquire
               General American Life Insurance Company
                          700 Market Street
                         St. Louis, MO  63101
          (Name and Address of Agent for Service of Process)


                               Copy to:

                       Stephen E. Roth, Esquire
                     Sutherland, Asbill & Brennan
                     1275 Pennsylvania Ave., N.W.
                      Washington, DC  20004-2404

It is proposed that this filing will become effective (check appropriate space)


[   ]    immediately upon filing pursuant to paragraph (b), of
         Rule 485

[   ]    on (  ) pursuant to paragraph (b) of Rule 485

[   ]    60 days after filing pursuant to paragraph (a)(1) of
         Rule 485

[ X ]    on 1 May 1999, pursuant to paragraph (a)(1) of Rule 485

[   ]    75 days after filing pursuant to paragraph (a)(2) of
         Rule 485

[   ]    on (date) pursuant to paragraph (a)(2) of Rule 485

[   ]    this post-effective amendment designates a new
         effective date for a previously filed post-effective amendment

                  DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant will file the 24f-2 Notice for the fiscal year ended December 31, 1998 prior to 1 April 1999.

                 RECONCILIATION AND TIE BETWEEN ITEMS
                  IN FORM N-8B-2 AND THE PROSPECTUS


      Item No. of
      Form N-8B-2              Caption in Prospectus
      -----------              ---------------------

           1.            Cover Page
           2.            Cover Page
           3.            Not Applicable
           4.            Distribution of the Policies
           5.            The Company and the Separate Account
           6.            The Separate Account
           7.            Not Required
           8.            Not Required
           9.            Legal Proceedings
          10.            Summary; Policy Benefits; Policy Rights;
                         Charges and Deductions; General Matters;
                         Voting Rights
          11.            Summary; General American Capital
                         Company
                          American Century Variable
                          Portfolios/J.P. Morgan Series Trust
                          II/Variable Insurance Products
                          Fund/Variable Insurance Products Fund
                          II/VanEck Worldwide Insurance Trust
          12.            Summary; The Company and the Separate
                          Account
          13.            Summary; Charges and Deductions
          14.            Summary; Payment and Allocation of
                         Premiums
          15.            Payment and Allocation of Premiums
          16.            Payment and Allocation of Premiums
          17. Summary; Policy Rights; Payment and Allocation of Premiums; Charges and Deductions
          18.            Payment and Allocation of Premiums
          19.            General Matters; Voting Rights
          20.            Not Applicable
          21.            Policy Rights; General Matters
          22.            Not Applicable
          23.            Safekeeping of the Separate Account's
                         Assets
          24.            General Matters
          25.            The Company and the Separate Account
          26.            Not Applicable

      Item No. of
      Form N-8B-2              Caption in Prospectus
      -----------              ---------------------


        27.                 The Company and the Separate Account
        28.                 Management of the Company
        29.                 The Company and the Separate Account
        30.                 Not Applicable
        31.                 Not Applicable
        32.                 Not Applicable
        33.                 Not Applicable
        34.                 Not Applicable
        35.                 The Company and the Separate Account
        36.                 Not Required
        37.                 Not Applicable
        38.                 Summary; Distribution of the Policies
        39.                 Summary; Distribution of the Policies
        40.                 Distribution of the Policies
        41.(a)              The Company and the Separate Account;
                              Distribution of the Policies
           (b)              Not required
           (c)              Not required
        42.                 Not Applicable
        43.                 Not Applicable
        44.                 Payment and Allocation of Premiums
        45.                 Not Applicable
        46.                 Policy Rights
        47.                 Payment and Allocation of Premiums
        48.                 Not Applicable
        49.                 Not Applicable
        50.                 The Separate Account
        51.                 Cover Page; Summary; Policy Benefits;
                              Policy Rights; Payment and Allocation
                              of Premiums
        52.                 The Company and the Separate Account
        53.                 Federal Tax Matters
        54.                 Not Applicable
        55.                 Not Applicable
        56.                 Not Required
        57.                 Not Required
        58.                 Not Required
        59.                 Not Required

             FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR
                  VARIABLE LIFE INSURANCE POLICY
                            ISSUED BY
             GENERAL AMERICAN LIFE INSURANCE COMPANY

                        700 Market Street
                       St.  Louis, MO 63101
                          (314) 231-1700

This Prospectus describes a flexible premium joint and last survivor variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:

(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2)  Policy Loans; and
(3) a death benefit payable at the death of the Last Insured. As long as a Policy remains in force before the younger Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or in certain contracts to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page . Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change. The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most Policies you may also invest all or part of your Cash Value in the General Account, which guarantees at least 4% interest.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium joint and last survivor variable life insurance policy.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is May 1, 1999. The Policies are not available in all states.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.


                     TABLE OF CONTENTS
                                                        Page
Summary. . . . . . . . . . . . . . . . . . . . . . . . . .
Definitions. . . . . . . . . . . . . . . . . . . . . . . .
The Company and the Separate Account . . . . . . . . . . .
  The Company
  The Separate Account
  General American Capital Company
  Russell Insurance Funds
  American Century Variable Portfolios
  J.P. Morgan Series Trust II
  Variable Insurance Products Fund
  Variable Insurance Products Fund II
  Van Eck Worldwide Insurance Trust
Addition, Deletion, or Substitution of Investments . . . .
Policy Benefits. . . . . . . . . . . . . . . . . . . . . .
  Death Benefit
  Cash Value
Policy Rights. . . . . . . . . . . . . . . . . . . . . . .
  Loans
  Surrender, Partial Withdrawals and Pro Rata Surrender
  Transfers
  Portfolio Rebalancing
  Dollar Cost Averaging
  Right to Examine Policy
  Death Benefit at Attained Age 100
Payment and Allocation of Premiums . . . . . . . . . . . .
  Issuance of a Policy
  Premiums
  Allocation of Net Premiums and Cash Value
  Policy Lapse and Reinstatement
Charges and Deductions . . . . . . . . . . . . . . . . . .
  Premium Expense Charges
  Monthly Deduction
  Contingent Deferred Sales Charge
  Separate Account Charges
Dividends. . . . . . . . . . . . . . . . . . . . . . . . .
The General Account. . . . . . . . . . . . . . . . . . . .
General Matters. . . . . . . . . . . . . . . . . . . . . .
Distribution of the Policies . . . . . . . . . . . . . . .
Federal Tax Matters. . . . . . . . . . . . . . . . . . . .
Unisex Requirements Under Montana Law. . . . . . . . . . .
Safekeeping of the Separate Account's Assets . . . . . . .
Voting Rights. . . . . . . . . . . . . . . . . . . . . . .
State Regulation of the Company. . . . . . . . . . . . . .
Management of the Company. . . . . . . . . . . . . . . . .
Legal Matters. . . . . . . . . . . . . . . . . . . . . . .
Legal Proceedings. . . . . . . . . . . . . . . . . . . . .
Experts. . . . . . . . . . . . . . . . . . . . . . . . . .
Additional Information . . . . . . . . . . . . . . . . . .
Financial Statements . . . . . . . . . . . . . . . . . . .
Appendix A - Illustration of Death Benefits and
  Cash Values. . . . . . . . . . . . . . . . . . . . . . .

                              SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE ONE OF THE PERSONS INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if both of the persons insured under the policy die while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:

          1. twenty days after you receive the policy or
          2. forty-five days after you signed the application.

In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or end with no value.
(See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the

current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently twenty-four divisions, or investment options, available in the separate account. These divisions represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:

------------------------------------------------------------------------
    INVESTMENT COMPANY                       INVESTMENT
                                           MANAGER/ADVISER
------------------------------------------------------------------------
General American                      Conning Asset
Capital Company                       Management Company
------------------------------------------------------------------------
Russell Insurance Funds               Frank Russell Investment
                                      Management Company
------------------------------------------------------------------------
American Century                      American Century
Variable Portfolios                   Investment Management, Inc.
------------------------------------------------------------------------
J.P. Morgan Series Trust II           J.P. Morgan Investment
                                      Management, Inc.
------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance                    Research Company
Products Fund
------------------------------------------------------------------------
Fidelity Investments                  Fidelity Management &
Variable Insurance                    Research Company
Products Fund II
------------------------------------------------------------------------
Van Eck Worldwide                     Van Eck Associates
Insurance Trust                       Corporation
------------------------------------------------------------------------

These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
          Conning            S&P 500 Index            Growth & Income      To achieve a rate of return that parallels the
     Asset Management            Fund                                      return of the stock market as a whole, as
         Company                                                           represented by the Standard and Poor's 500 Stock
                                                                           Index.
----------------------------------------------------------------------------------------------------------------------------
          Conning             Money Market              Money Market       To obtain the highest level of current income
     Asset Management            Fund                                      consistent with the preservation of capital and
          Company                                                          maintenance of liquidity.
----------------------------------------------------------------------------------------------------------------------------
          Conning           Bond Index Fund           Corporate Bonds      To provide a rate of return that reflects the
     Asset Management                                                      performance of the bond market as a whole, as
          Company                                                          measured by the Lehman Brothers Government/
                                                                           Corporate Bond Index.
----------------------------------------------------------------------------------------------------------------------------
          Conning          Asset Allocation              Balanced          To obtain a high rate of long-term return,
     Asset Management            Fund                                      composed of capital growth and income.
          Company
----------------------------------------------------------------------------------------------------------------------------

                                 2

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                INVESTMENT
        ----------              ----                ----------
         MANAGER                NAME                   TYPE                                   OBJECTIVE
         -------                ----                   ----                                   ---------
----------------------------------------------------------------------------------------------------------------------------
          Conning            Managed Equity               Growth           To obtain long-term capital growth through
     Asset Management            Fund                                      investment in common stocks.
          Company
----------------------------------------------------------------------------------------------------------------------------
          Conning         International Index             Growth           To obtain investment results that parallel the
     Asset Management            Fund               International Stock    price and yield performance of publicly-traded
          Company                                                          common stocks in the Morgan Stanley Capital
                                                                           International, Europe, Australia, and Far East
                                                                           Index ("EAFE Index").
----------------------------------------------------------------------------------------------------------------------------
          Conning           Mid-Cap Equity                Growth           To obtain long-term capital appreciation through
     Asset Management            Fund                                      investment primarily in common stocks of U.S.-
          Company                                                          based, publicly traded companies with medium
                                                                           market capitalization, defined as within the
                                                                           range of the S&P Mid-Cap 400 at the time of the
                                                                           Fund's investment.
----------------------------------------------------------------------------------------------------------------------------
          Conning          Small-Cap Equity          Aggressive Growth     To provide a high rate of return through
     Asset Management            Fund                                      investment in the common stock of small at one
          Company                                                          companies, making up, time, the smallest 20%
                                                                           of U.S.-based companies on the New York Stock
                                                                           Exchange.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &    Growth Portfolio              Growth           To seek capital appreciation, normally through
     Research Company                                                      purchases of common stocks, although its
                                                                           investments are not restricted to any one type
                                                                           of security.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &      Equity-Income           Growth & Income      To seek reasonable income by investing primarily
     Research Company            Portfolio                                 in income-producing equity securities.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &    Overseas Portfolio            Growth:          To seek long term growth of capital primarily
     Research Company                               International Stock    through investment in foreign securities.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &      Asset Manager              Balanced          To seek a high total return with reduced risk
     Research Company            Portfolio                                 over the long-term by allocating its assets among
                                                                           domestic and foreign stocks, bonds, and short-
                                                                           term fixed income instruments.
----------------------------------------------------------------------------------------------------------------------------
   Fidelity Management &       High Income            High Yield Bond      To seek a high level of current income by
     Research Company           Portfolio                                  investing primarily in high yielding, lower-
                                                                           rated, fixed income securities, while also
                                                                           considering growth of capital.
----------------------------------------------------------------------------------------------------------------------------
    Van Eck Associates       Worldwide Hard          Aggressive Growth:    To seek long-term capital appreciation by
       Corporation            Assets Fund                Specialty         investing in equity and debt securities of
                                                                           companies engaged in the exploration, develop-
                                                                           ment, production, and distribution of gold and
                                                                           other natural resources such as strategic
                                                                           and other metals, minerals, forest products,
                                                                           oil, natural gas, and coal.
----------------------------------------------------------------------------------------------------------------------------
    Van Eck Associates          Worldwide            Aggressive Growth:    To obtain long-term capital appreciation by
       Corporation          Emerging Markets        International Stock    investing in equity securities in emerging
                                  Fund                                     markets around the world.  The Fund emphasizes
                                                                           primarily investment in
----------------------------------------------------------------------------------------------------------------------------

                                 3

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
                                                                           countries that, compared to the world's major
                                                                           economies, exhibit relatively low gross national
                                                                           product per capita, as well as the potential for
                                                                           rapid economic growth.
----------------------------------------------------------------------------------------------------------------------------
      Frank Russell        Multi-Style Equity         Growth & Income      To obtain income and capital growth by investing
  Investment Management           Fund                                     principally in equity securities.
         Company
----------------------------------------------------------------------------------------------------------------------------
       Frank Russell        Aggressive Equity        Aggressive Growth     To provide capital appreciation by assuming a
  Investment Management           Fund                                     higher level of volatility than is ordinarily
         Company                                                           expected from the Multi-Style Equity Fund, by
                                                                           investing in equity securities.
----------------------------------------------------------------------------------------------------------------------------
      Frank Russell           Non-U.S. Fund               Growth:          To achieve favorable total return and additional
  Investment Management                             International Stocks   diversification for United States investors by
         Company                                         and Bonds         investing primarily in equity and debt securities
                                                                           of non-United States companies and non-United
                                                                           States governments.
----------------------------------------------------------------------------------------------------------------------------
      Frank Russell           Core Bond Fund          Growth & Income      To maximize total return through capital
  Investment Management                                                    appreciation consistent with the broad
       Company                                                             fixed-income market, by and income by assuming
                                                                           a level of volatility investing in fixed-income
                                                                           securities.
----------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Investment      Bond Portfolio          Growth & Income      To provide a high total return consistent with
     Management, Inc.                                                      moderate risk of capital and maintenance of
                                                                           liquidity.
----------------------------------------------------------------------------------------------------------------------------
  J.P. Morgan Investment      Small Company          Aggressive Growth     To provide high total return from a portfolio of
     Management, Inc.           Portfolio                                  equity securities of small companies.  The Fund
                                                                           invests at least 65% of the value of its total
                                                                           assets in the common stock of small U.S.
                                                                           companies primarily with market capitalizations
                                                                           less than $1 billion.
----------------------------------------------------------------------------------------------------------------------------
     American Century        Income & Growth          Growth & Income      To attain long-term growth of capital as well as
        Investment                 Fund                                    current income.  The fund pursues a total return
     Management, Inc.                                                      and dividend yield that exceeds those of the S&P
                                                                           500 by investing in stocks of companies with
                                                                           strong dividend growth potential.
----------------------------------------------------------------------------------------------------------------------------
     American Century       International Fund       Aggressive Growth:    To obtain capital growth over time by investing
        Investment                                  International Stock    in common stocks of foreign companies considered
     Management, Inc.                                                      to have better-than-average prospects for
                                                                           appreciation. Because this fund invests in
                                                                           foreign securities, a higher degree of short-term
                                                                           price volatility, or risk, is expected due to
                                                                           factors such as currency fluctuation and
                                                                           political instability.
----------------------------------------------------------------------------------------------------------------------------
     American Century          Value Fund                 Growth           To attain long-term capital growth, with income
        Investment                                                         as a secondary objective.  The Fund invests
      Management, Inc.                                                     primarily in equity securities
----------------------------------------------------------------------------------------------------------------------------

                                 4

----------------------------------------------------------------------------------------------------------------------------
        INVESTMENT              FUND                     INVESTMENT
        ----------              ----                     ----------
         MANAGER                NAME                        TYPE                              OBJECTIVE
         -------                ----                        ----                              ---------
----------------------------------------------------------------------------------------------------------------------------
                                                                           of well-established companies that are believed
                                                                           by management to be undervalued at the time of
                                                                           purchase.
----------------------------------------------------------------------------------------------------------------------------

You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. We don't charge you for the first twelve transfers or withdrawals in a policy year, but we charge a $25 fee for each transfer or withdrawal after the first twelve. (A policy year is measured beginning on the anniversary of the date that the policy was issued, and ending on the day before the next anniversary.)

We have the right change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges.
We guarantee that this part of the deduction will never exceed the following amounts:

* in the first policy year, 15% of the amount you pay up to the target premium and 5% of the amount you pay above the target premium. (The amount of the target premium varies by age and risk class, and is shown in your policy.)
*  in the 2nd through 10th Policy Years, 5% of the actual premium you pay;
*  in the 11th Policy Year and later, 2% of the actual premium you pay.

For policies issued in the state of Oregon we deduct an additional 2% of actual premium paid in all policy years.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct from your premium payment the amount required to pay these taxes and charges. We deduct 1.3% of each premium payment to pay the Federal charge. The amount we deduct to pay the state and territory charges varies by state. It ranges from 0% to 4%, with an average of about 2.1%.

If the tax rates change, we may change the amount of the deduction to cover the new charge. (See Charges and Deductions - Premium Expense Charges.)

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 45% of the target premium if you surrender the policy or let it lapse during the first five policy years. After that the amount of the surrender charge goes down each month. After the 10th policy year there is no charge.

There is a table in your policy that shows the amount of the target premium and the percentage of the surrender charge for each month.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit; and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. This charge is $25 each month for the first policy year, and $6 each month after the first policy year. We will deduct the charge from your cash value each month.

SELECTION AND ISSUE EXPENSE CHARGE. This charge allows us to recover part of the commissions and other costs of issuing your policy. We determine the amount of the charge based on the size of your policy and on the age, sex, and risk class of the persons insured under the policy.

The charge ranges from about 4 cents per $1,000 of Face Amount to about 65 cents per $1,000. We deduct the charge from your cash value each month for the first ten policy years. If you increase the face amount of your policy, there is a new charge associated with that increase until it has been in effect for ten policy years.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the persons insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed the following amounts, shown on an annual percentage basis:

    Policy years 1-10      .55% of net separate account assets
    Policy years 11-20     .45% of net separate account assets
    Policy years 21+       .35% of net separate account Assets

(See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions--Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1998:

----------------------------------------------------------------------------------

                       ANNUAL FUND OPERATING EXPENSES <F1>
                      As a Percentage of Average Net Assets

----------------------------------------------------------------------------------
                                        INVESTMENT
              FUND                      ADVISORY /     OTHER EXPENSES    TOTAL
                                        MANAGEMENT
                                           FEE
----------------------------------------------------------------------------------
                        GENERAL AMERICAN CAPITAL COMPANY
----------------------------------------------------------------------------------
S&P 500 Index Fund                        .25%              .05%         .30%
----------------------------------------------------------------------------------
Money Market Fund                         .125%             .08%         .205%
----------------------------------------------------------------------------------
Bond Index Fund                           .25%              .05%         .30%
----------------------------------------------------------------------------------
Managed Equity Fund                       .40% <F2>         .10%         .50%
----------------------------------------------------------------------------------
Asset Allocation Fund                     .50%              .10%         .60%
----------------------------------------------------------------------------------
International Index Fund                  .50% <F3>         .30%         .80%
----------------------------------------------------------------------------------
Mid-Cap Equity Fund                       .55% <F4>         .10%         .65%
----------------------------------------------------------------------------------
Small-Cap Equity Fund                     .25%              .05%         .30%
----------------------------------------------------------------------------------
                          RUSSELL INSURANCE FUNDS
(Amounts shown are after fee waivers and expense reimbursements described below.)
----------------------------------------------------------------------------------
Multi-Style Equity Fund                   .09% <F5>         .83%         .92% <F5>
Aggressive Equity Fund                    .00% <F6>        1.25%        1.25% <F6>
Non-U.S. Fund                             .00% <F7>        1.30%        1.30% <F7>
Core Bond Fund                            .00% <F8>         .80%         .80% <F8>
----------------------------------------------------------------------------------

                                  6

                      AMERICAN CENTURY VARIABLE PORTFOLIOS
----------------------------------------------------------------------------------
Income & Growth Fund                      .70%              .00%         .70%
International Fund                       1.50%              .00%        1.50%
Value Fund                               1.00%              .00%        1.00%
----------------------------------------------------------------------------------
                           J.P. MORGAN SERIES TRUST II
----------------------------------------------------------------------------------
Bond Portfolio                            .30%              .45%         .75%
Small Company Portfolio                   .60%              .55%        1.15%
----------------------------------------------------------------------------------
                        VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------
Equity-Income Portfolio                   .50%              .08%         .58%
Growth Portfolio                          .60%              .09%         .69%
Overseas Portfolio                        .75%              .17%         .92%
High Income Portfolio                     .59%              .12%         .71%
----------------------------------------------------------------------------------
                        VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------------------------------------------------
Asset Manager                             .55%              .10%         .65%
----------------------------------------------------------------------------------
                         VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------------------------------------------------
Worldwide Hard Assets Fund               1.00%              .00%        1.00%
Worldwide Emerging Markets Fund          1.50%              .00%        1.50%
----------------------------------------------------------------------------------

<F1> The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2>  The fees charged by the Managed Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.40%; Next $20 million, 0.30%; Balance over $30 million, 0.25%.

<F3>  The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F4>  The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F5>  The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

<F6>  The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

                                 7

<F7>  The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F8>  The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.


PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy.

After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses. If you continue to pay at least 1/12 of the minimum initial annual premium each month (or to prepay it), and if you don't withdraw or borrow cash from the policy, we guarantee that the policy will not lapse during the first five policy years, even if the cash value is not enough to cover the charges.

If you have borrowed or withdrawn money from your cash value, you can still keep your no-lapse guarantee in force for the first five years. Here is how it works. Each month, we look at the total amount of premium that you have paid into the policy since it was issued. We then subtract the amount of money that you have withdrawn or borrowed. If the amount left is at least equal to 1/12 of the annual minimum premium, multiplied by the number of months the policy has been in force, then your no-lapse guarantee still applies. If not, then we will notify you that you have 62 days to make enough of a premium payment to restore the no-lapse guarantee. If you do not make the payment, your policy could lapse, or end with no value.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If both of the person insured under the policy die while the policy is in force, we will pay a death benefit to the beneficiary following the second death. You can select one of three death benefits at the time the policy is issued:

* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the younger person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the second person insured, and by the cost of insurance from the date of the second death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death.
(See Policy Benefits - Death Benefit.)

The minimum face amount at issue is generally $100,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In
Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:

          the cash value on the date we receive the loan request; plus interest on the loan balance to the next anniversary date, calculated at the guaranteed general account interest rate; minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus any surrender charges;
     minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial
Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59 1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if you policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                               * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.

                             DEFINITIONS

ATTAINED AGE - The Issue Age of an Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Last
Insured's death. A Beneficiary may be changed as set forth in the Policy and this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account and the General Account, including the Loan Account.

CASH SURRENDER VALUE - The Cash Value of a Policy on the date of surrender, less any Indebtedness, and less any surrender charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of either General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.


FUND - A separate investment portfolio of General American Capital Company, Russell Insurance Funds, American Century Variable Portfolios, J.P. Morgan Series Trust II, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Worldwide Insurance Trust. Although sometimes referred to elsewhere as "portfolios," they are referred to in this prospectus as "Funds," except where "Portfolio" is part of their name.


GENERAL ACCOUNT -The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INSURED - The persons whose lives are insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the initial premium is received at General American's Home Office.

ISSUE AGE - The age of each Insured at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LAST INSURED - The Insured whose death succeeds the death of all other Insureds under the Policy.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly Anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - The flexible premium joint and last survivor variable life insurance Policy offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - see Fund.

PRO-RATA SURRENDER - A requested reduction of both the Face Amount and the Cash Value by a given percentage.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM - A premium calculated when a Policy is issued, based on the Insureds' joint age, sex (except in unisex policies) and risk class. The target premium is used to calculate the first year's premium expense charge, the contingent deferred sales charge, and agent compensation under the Policy. (See Charges and Deductions.)

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 p.m. (Eastern Standard Time) on a Valuation Date and ending 4:00 p.m. on the next succeeding Valuation Date.



               THE COMPANY AND THE SEPARATE ACCOUNT

                           THE COMPANY

General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

On January 28, 1999, the Board of General American Mutual Holding Company instructed its management to develop a plan for demutualization and a public offering of stock. Owners of variable life insurance contracts issued by General American as of that date may be eligible for a distribution of value in connection with such a demutualization when and if it occurs.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.

                       THE SEPARATE ACCOUNT

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other classes of flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into twenty-four Divisions. Divisions invest in corresponding Funds from one of seven open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) American Century Variable Portfolios, (4) J.P. Morgan Series Trust II, (5)

Variable Insurance Products Fund, (6) Variable Insurance Products Fund II, and (7) Van Eck Worldwide Insurance Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

                  GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment adviser is Conning Asset Management Company ("the Advisor"), an indirect, majority-owned subsidiary of General American. The adviser selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

      S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison.
      The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

      THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

      BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

      MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

      ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

      INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly-traded common stocks in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

      MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium market capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

      SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                      RUSSELL INSURANCE FUNDS

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

      MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

      AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

      NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S.
      governments.

      CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.

                 AMERICAN CENTURY VARIABLE PORTFOLIOS

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

      INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

      INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

      VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                    J.P. MORGAN SERIES TRUST II

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

      BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

      SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.

                  VARIABLE INSURANCE PRODUCTS FUND

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. Only the Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP. VIP shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Funds' Manager.

The investment objectives and policies of each Fund are summarized below:

      EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

      GROWTH PORTFOLIO: The investment objective of this Fund is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

      OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

      HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objective by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds," involve greater risk of default or price change than securities assigned a higher quality rating.

                 VARIABLE INSURANCE PRODUCTS FUND II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds are summarized below:

      ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

                 VAN ECK WORLDWIDE INSURANCE TRUST

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on January 7, 1987. Only the Funds described in this section of the Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

      WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

      WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

THERE IS NO ASSURANCE THAT ANY OF THE FUNDS WILL ACHIEVE ITS STATED OBJECTIVE. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in a Fund. The Boards of Trustees of RIF, VIP, VIP II, and Van Eck, the Boards of Directors of Capital Company, American Century, and J.P. Morgan, the respective Advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in the prospectuses for each Fund, which must accompany or precede this Prospectus and which should be read carefully.

         ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of Capital Company, RIF, VIP, VIP II, Van Eck, American Century, J.P. Morgan or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                           POLICY BENEFITS

                            DEATH BENEFIT

As long as the Policy remains in force (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement), the Company will, upon receipt at its Home Office of proof of the Last Insured's death, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Last Insured's death occurred. The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides three death benefit options: "Death Benefit Option A," "Death Benefit Option B," and "Death Benefit Option C." The death benefit under all options will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) The current minimum Face Amount is generally $100,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit until the younger Insured reaches Attained Age 100 is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is 250% for a younger Insured reaching Attained Age 40 or below on the Policy Anniversary prior to the date of death. For younger Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash Values, Appendix A.)

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit until the younger Insured reaches Attained Age 100 is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. The applicable percentage is the same as under Death Benefit Option A: 250% for a younger Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for younger Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount). (See Illustrations of Death Benefits and Cash Values, Appendix A.)

---------------------------------------------------------------------
            APPLICABLE PERCENTAGE OF CASH VALUE TABLE
           FOR YOUNGER INSUREDS LESS THAN AGE 100 <F*>
---------------------------------------------------------------------
          Younger Insured              Policy Account Multiple
            Person's Age                      Percentage
---------------------------------------------------------------------
            40 or under                          250%
---------------------------------------------------------------------
                 45                              215%
---------------------------------------------------------------------
                 50                              185%
---------------------------------------------------------------------
                 55                              150%
---------------------------------------------------------------------
                 60                              130%
---------------------------------------------------------------------
                 65                              120%
---------------------------------------------------------------------
                 70                              115%
---------------------------------------------------------------------
              78 to 90                           105%
---------------------------------------------------------------------
              95 to 99                           101%
---------------------------------------------------------------------

<F*>For ages that are not shown on this table, the applicable percentage multiples will decrease by a ratable portion for each full year.

DEATH BENEFIT OPTION C. Under Death Benefit Option C, the death benefit is equal to the current Face Amount of the Policy or, if greater, the Cash Value on the date of death multiplied by the "Attained Age factor" for the younger Insured (a list of sample Attained Age factors is shown in the Sample Attained Age Factor Table below). At the younger Insured's Attained Age 100 and above, the death benefit is 101% of the Cash Value. Accordingly, under Death Benefit Option C the death benefit will remain level at the Face Amount unless the Cash Value multiplied by the younger Insured's Attained Age factor exceeds the current Face

Amount, in which case the amount of the death benefit will vary as the Cash Value varies. (See Illustrations of Death Benefits and Cash
Values, Appendix A.)

---------------------------------------------------------------------
                       DEATH BENEFIT OPTION C
                  SAMPLE ATTAINED AGE FACTOR TABLE

                 BASED ON MALE AND FEMALE INSUREDS
            BOTH AGE 35 AT ISSUE, STANDARD SMOKER RATES
---------------------------------------------------------------------
          ATTAINED AGE                  LIVES FACTOR
---------------------------------------------------------------------
               35                          5.641840
---------------------------------------------------------------------
               40                          4.640444
---------------------------------------------------------------------
               45                          3.825569
---------------------------------------------------------------------
               50                          3.166936
---------------------------------------------------------------------
               55                          2.638797
---------------------------------------------------------------------
               60                          2.220327
---------------------------------------------------------------------
               65                          1.891312
---------------------------------------------------------------------
               70                          1.640024
---------------------------------------------------------------------
               75                          1.449651
---------------------------------------------------------------------
               80                          1.314918
---------------------------------------------------------------------
               85                          1.219345
---------------------------------------------------------------------
               90                          1.152999
---------------------------------------------------------------------
               95                          1.090450
---------------------------------------------------------------------
              100+                         1.010000
---------------------------------------------------------------------

CHANGES IN DEATH BENEFIT OPTION. If the Policy was issued with either Death Benefit Option A or Death Benefit Option B, the death benefit option may be changed. A request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences. (See Federal Tax Matters.)

A Death Benefit Option A Policy may be changed to have Death Benefit Option B. The Face Amount will be decreased to equal the death benefit less the Cash Value on the effective date of change. A Death Benefit Option B Policy may be changed to have Death Benefit Option A. The Face Amount will be increased to equal the death benefit on the effective date of change. A Policy issued under Death Benefit Option C may not change to either Death Benefit Option A or Death Benefit Option B for the entire lifetime of the Contract. Similarly, a Policy issued under either Death Benefit Option A or B may not change to Death Benefit Option C for the lifetime of the Policy.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. (See Monthly Deduction - Cost of Insurance.)

REDUCTION IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may decrease (but not increase) the Face Amount of a Policy once each Policy Year, but not before the first Policy Anniversary. A written request is required for a reduction in the Face Amount. A reduction in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Monthly Deduction - Cost of Insurance.) A reduction in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 ($2,000 for policies issued in qualified pension plans) and the Face Amount remaining in force after any requested decrease may not be less than minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (see Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. (See Monthly Deduction - Cost of Insurance; and Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters - Postponement of Payment from the Separate Account.) The death benefit will be increased by any unpaid dividends determined prior to the Last Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters - Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Last Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4%. Provisions for settlement of proceeds other than a lump sum payment may only be made upon written agreement with the Company.

                             CASH VALUE

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the Loan Account (securing Policy Loans), and, in certain contracts, the General Account. The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen Divisions of the Separate Account as measured by each Division's Net Investment Factor (defined below), the frequency and amount of Net Premiums paid, transfers, partial withdrawals, loans and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata Surrender.) The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division. There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. For each Division of the Separate Account, the Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

      (1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

      (2)  Any Net Premium payments received during the current
      Valuation Period which are allocated to the Division; plus

      (3) Any loan repayments allocated to the Division during the current Valuation Period; plus

      (4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

      (5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

      (6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

      (7) Any partial withdrawals from the Division during the current Valuation Period; minus

      (8) Any withdrawal due to a Pro-Rata Surrender from the Division during the current Valuation Period; minus

      (9) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or Pro-Rata Surrender; minus

      (10) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period (See Charges and Deductions.); plus

      (11) If a Policy Anniversary occurs during the current Valuation Period, the portion of the dividend paid, if any, allocated to the Division.

NET INVESTMENT FACTOR: The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

      (1)  The value of the assets at the end of the preceding
      Valuation Period; plus

      (2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net Investment Factor is being determined; minus

      (3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company to be properly attributable to the Divisions of the Separate Account, or any amount set aside during the

      Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

      (5) A charge equal to a percentage of the average net assets for each day in the Valuation Period. This charge, for mortality and expense risks, is determined by the length of time the policy has been in force. It will not exceed the amounts shown in the following table:

      Policy              Percentage of             Effective
      Years              Avg. Net Assets           Annual Rate
      1-10                  0.0015027                 0.55%
      11-20                 0.0012301                 0.45%
      21+                   0.0009572                 0.35%;
      divided by

      (6)  The value of the assets at the end of the preceding
      Valuation Period.

                           POLICY RIGHTS

                               LOANS

LOAN PRIVILEGES. The Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is the Cash Value of the Policy on the date the loan request is received, less interest to the next loan interest due date, less anticipated monthly deductions to the next loan interest due date, less any existing loan, less any surrender charge, plus interest expected to be earned on the loan balance to the next loan interest due date. Policy Loan interest is payable on each Policy Anniversary.

The minimum amount that may be borrowed is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus interest due will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an annual earnings rate of 4%.

Interest credited on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest credited will also be transferred: (1) when a new loan is made; (2) when a loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on the following schedule:

          FOR LOANS                             ANNUAL
      OUTSTANDING DURING                    INTEREST RATE
      Policy Years   1-10                       4.50%
      Policy Years  11-20                       4.25%
      Policy Years    21+                       4.15%

General American will inform the Owner of the current borrowing rate when a Policy Loan is requested.

Policy Loan interest is due and payable annually on each Policy Anniversary. If the Owner does not pay the interest when it is due, the unpaid loan interest will be added to the outstanding Indebtedness as of the due date and will be charged interest at the same rate as the rest of the Indebtedness. (See Effect of Policy Loans below.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each

Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness (See Definitions) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date Indebtedness exceeds the Cash Value less any surrender charges, or 31 days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated subject to certain limitations. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

Any outstanding Indebtedness will be deducted from the proceeds payable upon the death of the Last Insured or the surrender of the Policy. Upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax. (See Federal Tax Matters.)

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Last Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that the Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

       SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER

At any time during the lifetime of the Last Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender, partial withdrawal, or a Pro-Rata Surrender will ordinarily be paid within seven days of receipt of the written request. (See General Matters - Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request, or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value plus any unpaid dividends determined prior to surrender (See Dividends) to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any Indebtedness, and less any surrender charge. (See Charges and Deductions - Contingent Deferred Sales Charge.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. Coverage under a Policy will terminate as of the date of surrender. The Last Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make partial withdrawals from the Policy's Cash Surrender Value. There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)



The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of a) $500 from a Division of the Separate Account, or b) the Policy's Cash Value in a Division. (See Charges and Deductions - Contingent Deferred Sales Charge.) Partial withdrawals made during a Policy Year may not exceed the following limits. The maximum amount that may be withdrawn from a Division of the Separate Account is the Policy's Cash Value net of any applicable surrender charges in that Division. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greatest of the following: (1) 25% of the Cash Surrender Value in the General Account at the beginning of the Policy Year, multiplied by the withdrawal percentage limit shown in the policy, or (2) the previous Policy Year's maximum amount.

The Owner may allocate the amount withdrawn plus any applicable surrender charge, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charge that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal, unless Death Benefit Option A or Option C is in effect and the withdrawal is made under the terms of an anniversary partial withdrawal rider. (See General Matters - Additional Insurance Benefits.) If Death Benefit Option A or Death Benefit Option C is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face Amount by an amount equal to the partial withdrawal plus the applicable surrender charge resulting from that partial withdrawal. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction - Cost of Insurance.) The Company may change the minimum amount required for a partial withdrawal or the number of times partial withdrawals may be made.

PRO-RATA SURRENDER. After the first Policy Year, an Owner can make a Pro-Rata Surrender of the Policy. The Pro-Rata Surrender will reduce the Face Amount and the Cash Value by a percentage chosen by the Owner. This percentage must be any whole number. A Pro-Rata Surrender may have Federal income tax consequences. (See Federal Tax Matters.) The percentage will be applied to the Face Amount and the Cash Value on the Monthly Anniversary on or following our receipt of the request.

The Owner may allocate the amount of decrease in Cash Value plus any applicable surrender charge among the Divisions of the Separate Account and the General Account. (See Charges and Deductions - Contingent Deferred Sales Charge.) If no allocation is specified, then the decrease in Cash Value and any applicable surrender charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for Pro-Rata Surrender is received.

A Pro-Rata Surrender can not be processed if it will reduce the Face Amount below the minimum Face Amount of the Policy. No Pro-Rata
Surrender will be processed for more Cash Surrender Value than is available on the date of the Pro-Rata Surrender. A cash payment will be made to the Owner for the amount of Cash Value reduction less any applicable surrender charges.

Pro-Rata Surrenders may affect the way in which the cost of insurance charge is calculated and the amount of the pure insurance protection afforded under the Policy. (See Monthly Deduction - Cost of
Insurance.) Pro-Rata Surrender

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND PRO-RATA SURRENDER. If a Policy is surrendered within the first ten Policy Years, the Contingent Deferred Sales Charge will apply. (See Contingent Deferred Sales
Charge.)

A partial withdrawal or Pro-Rata Surrender may also result in a Contingent Deferred Sales Charge. The amount of the charge assessed is a portion of the Contingent Deferred Sales Charge that would be deducted upon surrender or lapse. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

While partial withdrawals and Pro-Rata Surrenders are each methods of reducing a Policy's Cash Value, a Pro-Rata Surrender differs from a partial withdrawal in that a partial withdrawal does not typically have a proportionate effect on a Policy's death benefit by reducing the Policy's Face Amount, while a Pro-Rata Surrender does. Assuming that a Policy's death benefit is not a percentage of the Policy's Cash Value, a Pro-Rata Surrender will reduce the Policy's death benefit in the same proportion that the Policy's Cash Value is reduced, while a partial withdrawal will reduce the death benefit by one dollar for each dollar of Cash Value withdrawn. Partial Withdrawals and Pro-Rata Surrenders will also result in there being different cost of insurance charges subsequently deducted. (See Monthly Deduction - Cost of Insurance; Surrender, Partial Withdrawals and Pro-Rata Surrender - Partial Withdrawals; and Surrenders, Partial Withdrawals, and Pro-Rata Surrenders-Pro-Rata Surrender.)

                             TRANSFERS

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Divisions of the Separate Account and for certain contracts, between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (See The General Account). Requests for transfers from or among Divisions of the Separate Account may be made in writing or by telephone. Transfers from or among the Divisions of the Separate Account must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. The first twelve requested transfers or partial withdrawals per policy year will be allowed free of charge. Thereafter, the Company will impose a charge of $25 for each requested transfer or partial withdrawal. General American ordinarily will make transfers and determine all values in connection with transfers as of the end of the Valuation Period during which the transfer request is received.

All requests received on the same Valuation Date will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division, whichever is smaller. Where a single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will make those transfers that do meet the requirements. Transfers resulting from Policy Loans will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify, or limit the transfer privilege, including the minimum amount transferable, the maximum
General Account allocation percent, and the frequency of such transfers.

                      PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of the Cash Value in the General Account and in the Divisions of the Separate Account to the percentages determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option the Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund.
If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Owners should consider that portfolio rebalancing entails the transfer of Cash Value from better performing portfolios to lesser performing portfolios.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application, or may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                       DOLLAR COST AVERAGING

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize "dollar cost averaging" ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantee that DCA will result in a profit or protect against loss.

The following rules and restrictions apply to DCA transfers:

      (1)  The minimum DCA transfer amount is $100.

      (2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

      (3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

      (4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

      (5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

      (6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

      (7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

      (8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights - Loans, and Policy Rights - Conversion Privilege.)

      (9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Policy Rights - Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

Transfers made under Dollar Cost Averaging do not count against the total of twelve requested transfers or partial withdrawals allowed without charge in a Policy Year.

                      RIGHT TO EXAMINE POLICY

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older) or within 45 days after the application was signed, whichever is later. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus (2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters - Postponement of Payments from the Separate Account.)

                 DEATH BENEFIT AT ATTAINED AGE 100

If the Last Insured is living and the Policy is in force when the younger Insured reaches Attained Age 100, the death benefit will be equal to 101% of the Cash Value of the Policy unless the Lifetime Coverage Rider is in effect. (See Additional Insurance Benefits.) At that point, no further premium payments will be required or accepted, and no further monthly deductions will be taken to cover the cost of insurance.

                 PAYMENT AND ALLOCATION OF PREMIUMS

                        ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 90 for regularly underwritten contracts, and to Insureds of Issue Ages 20 through 70 for Policies issued in qualified pension plans. (Issue age requirements vary for policies issued in Texas.) General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid during the lifetimes of both Insureds and prior to any change in health as shown in the application.

                               PREMIUMS

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary according to the Issue Age, sex, underwriting risk class, and smoker status of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full "Minimum Premium" for the Policy.

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession but the initial premium has not been paid, the Policy is not in force. The intended Owner is deemed to have the Policy for inspection only.

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in an Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. For policies issued with Death Benefit Option C, the company reserves the right to impose other restrictions upon the amount of premium that may be paid into the Policy. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a modified endowment contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a modified endowment contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

             ALLOCATION OF NET PREMIUMS AND CASH VALUE

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account (if available), or both. For each Division chosen, the minimum percentage that may be allocated to a Division is 5% of the Net Premium, and fractional percentages may not be used. Certain other restrictions apply to allocations made to the General Account (see General Account). For policies issued with an allowable percentage to the General Account of more than 5%, the minimum percentage is 5%, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice to the Company. Any change in allocation will take effect immediately upon receipt by the Company of written notice. No charge is imposed for changing the allocations of future premiums. The initial allocation will be shown on the application which is attached to the Policy. The Company may at any time modify the maximum percentage of future Net Premiums that may be allocated to the General Account.

During the period from the Issue Date to the end of the Right to Examine Policy Period (See Policy Rights - Right to Examine Policy), Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of Capital Company. When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the application. Net Premiums received after the Right to Examine Policy Period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and, if the General Account is available under the Policy, between those Divisions and the General Account. (See Policy Rights - Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

                   POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. If, during the first five Policy Years, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the No Lapse Monthly Premiums for the elapsed months since the Issue Date, the Policy will not lapse as a result of the Cash Value less any loans, loan interest due, and any surrender charge being insufficient to pay the monthly deduction. Lapse will occur (except as described above) when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner at the beginning of the grace period by mail addressed to the last known address on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid. The amount of the premium required to keep the Policy in force will be the amount to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions - Monthly Deduction.) If the Company does not receive the required amount within the grace period, the Policy will lapse and terminate without Cash Value.

If the Last Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the younger Insured's Attained Age 100. Reinstatement is subject to the following conditions:

      1. Evidence of the insurability of the Insureds (or if one of the Insureds was deceased when the Policy lapsed, evidence of the insurability of the surviving Insured) satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

      2. Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

      3. Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause Cash Value of an equal amount also to be reinstated. Any loan interest due and unpaid on the Policy Anniversary prior to reinstatement must be repaid at the time of reinstatement. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loan paid at the time of reinstatement, and the amount of any surrender charge paid at the time of lapse.

If both Insureds were alive on the date the Policy lapsed, then both Insureds must be alive on the date the Company approves the application
for reinstatement.    If only one Insured was alive on the date the
Policy lapsed, then that Insured must be alive on the date the Company approves the request for reinstatement. If any Insured who was alive on the date the Policy lapsed is not then alive when the Company approves the request for reinstatement, such approval is void and of no effect.

The effective date of reinstatement will be the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charge in effect at the time of reinstatement will equal the surrender charge in effect at the time of lapse.

                       CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                      PREMIUM EXPENSE CHARGES

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge will be deducted from each premium payment to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by riders. The Company currently intends to deduct a sales charge determined according to the following schedule:

    Policy Year 1                15% of premium up to Target
                                  5% of premium above Target
    Policy Years 2-10             5% of all premium paid
    Policy Years 11+              2% of all premium paid

For policies issued in the state of Oregon, the amounts shown above are increased by 2%. Consistent with the requirements of the Texas non-forfeiture laws, the guaranteed sales charge varies for policies issued in Texas. As of the date of this prospectus, the current sales charge for Texas policies is the same as shown above.

The expenses covered by the sales charge include agent sales commissions, the cost of printing Prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages. No increase in this sales charge will occur that would result in an increase in the sales charge percentage deducted in any previous Policy year.

A Contingent Deferred Sales Charge is also imposed under certain circumstances for expenses incurred in distributing the Policies. That charge is discussed below.

To the extent that sales expenses are not recovered from the sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described below.

PREMIUM TAXES. Various states or other governing jurisdictions and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary by jurisdiction. A deduction equal to the amount of the actual premium tax (if any) is taken from each premium payment for these taxes. The deduction allows the Company to pass through the amount of the taxes imposed on the policy by the state or other governing jurisdiction and any subdivisions thereof. State premium taxes currently range from 0% to 3.5% (4% in Puerto Rico), with an average of approximately 2.1%.

FEDERAL TAX CHARGE. This charge is designed to pass through the equivalent of the federal tax consequences applicable to the policy. The charge is currently 1.3% of premium paid, and is guaranteed not to increase except to the extent of any increases in the federal tax.

                         MONTHLY DEDUCTION

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) the cost of insurance; and (c) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

SELECTION AND ISSUE EXPENSE CHARGE. During the first ten Policy Years, the Company generally assesses a monthly charge to cover the costs associated with the underwriting and issue of the policy. The monthly charge per $1,000 of face amount ranges from approximately 4 cents to one dollar, and varies by Issue Age, risk class, and (except on unisex Policies) sex of the Insureds. For policies issued in Texas, the guaranteed selection and issue expenses are level for the life of the policy to ensure compliance with the Texas non-forfeiture laws. On a current basis, as of the date of this prospectus, the charges stop after ten Policy Years.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection, record keeping, processing death benefit claims, cash surrenders, partial withdrawals, Policy changes, and reporting and overhead costs, processing applications, and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is generally $25 per month in the first Policy Year, and $6 per month for all Policy Years thereafter, and is guaranteed not to increase while the Policy is in force.

The Company may administer the Policy itself, or may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. The cost of insurance is determined in a manner that reflects the anticipated mortality of both Insureds and the fact that the death benefit is not payable until the death of the Last Insured. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The Company will determine the cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk (defined below) for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year. The rates will be based on the Attained Age, duration, rate class, and (except for unisex Policies) sex of the Insureds at issue. (See Unisex Requirements Under Montana Law.) The cost of insurance rates generally increase as the Insureds' Attained Age increases.

The rate class of an Insured also will affect the cost of insurance rate. For the initial Face Amount, the Company will use the rate class on the Issue Date. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the initial Face Amount.

The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. For Policies which are not in a substandard risk class, the guaranteed cost of insurance rates are equal to 100% of the rates set forth in the male/female smoker/non-smoker 1980 CSO Mortality Tables (1980 CSO Tables NA and SA and 1980 CSO Tables NG and SG for sex distinct Policies and Policies issued in qualified pension plans; and 1980 CSO Tables NA and SA for unisex policies issued in compliance with Montana law. All Policies are based on the age nearest birthday. Higher rates apply if either Insured is determined to be in a substandard risk class.

In two otherwise identical Policies, an Insured in the preferred rate class will have a lower cost of insurance than an Insured in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the non-smoker rate class.)

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0032737 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%), less (b) the Cash Value at the beginning of the Policy Month. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters - Additional Insurance Benefits.)

             CONTINGENT DEFERRED SALES CHARGE ("CDSC")

For a period of up to ten years after the Issue Date, the Company will impose a CDSC upon surrender or lapse of the Policy, upon a partial withdrawal, or upon a Pro-Rata Surrender. The amount of the charge assessed will depend upon a number of factors, including the type of event (a full surrender, lapse, or partial withdrawal), the amount of any premium payments made under the Policy prior to the event, and the number of Policy Years having elapsed since the Policy was issued.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.

CALCULATION OF CHARGE. If a Policy is surrendered, the charge will not exceed the Contingent Deferred Sales Charge Percentage multiplied by the annual Target Premium attributable to the base policy.

The Contingent Deferred Sales Charge Percentage is shown in the following table.

                  CONTINGENT DEFERRED SALES CHARGE
                          PERCENTAGE TABLE


          IF SURRENDER OR LAPSE         THE PERCENTAGE OF THE
         OCCURS IN THE LAST MONTH           ANNUAL TARGET
             OF POLICY YEAR:             PREMIUM PAYABLE IS:
               1 through 5                       45%
                    6                            40%
                    7                            30%
                    8                            20%
                    9                            10%
               10 and later                       0%

In addition, the percentages are reduced equally for each Policy Month during the years shown. For example, during the seventh year, the percentage is reduced equally each month from 40% at the end of the sixth Year to 30% at the end of the seventh Year. This table may be modified if required by law or regulation of the governing jurisdiction.

CHARGE ASSESSED UPON PARTIAL WITHDRAWALS OR PRO-RATA SURRENDER. The amount of the Contingent Deferred Sales Charge deducted upon a partial withdrawal or Pro-Rata Surrender will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the withdrawal of cash by the Cash Value before the withdrawal and multiplying the result by the charge. Immediately after a withdrawal, the Policy's remaining surrender charge will equal the amount of the surrender charge immediately before the withdrawal less the amount deducted in connection with the withdrawal.

TRANSACTION CHARGES. There are no transaction charges for processing the first twelve transfers or partial withdrawals in a policy year. There is a charge of $25 for each transfer or partial withdrawal in excess of twelve.

ADJUSTMENT OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or adjust the amount of the Sales Charge, Contingent Deferred Sales Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies warrant an adjustment.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; or from the amount of projected premium payments. General American will determine in its discretion if, and in what amount, an adjustment is appropriate. The Company may modify its criteria for qualification for adjustment of charges as experience is gained, subject to the limitation that such adjustments will not be unfairly discriminatory against the interests of any Owner.

                      SEPARATE ACCOUNT CHARGES

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account. The amount of the deduction is determined as a percentage of the average net assets of each Division of the Separate Account. The daily deduction percentages, and the equivalent effective annual rate, are:


      POLICY YEARS     DAILY CHARGE FACTOR      ANNUAL EQUIVALENT
          1-10              .0015027%                 0.55%
         11-20              .0012301%                 0.45%
          21+               .0009572%                 0.35%

This deduction is guaranteed not to increase while the Policy is in force. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.


FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. A summary of the annual Fund operating expenses in provided on page 14 of this prospectus. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses.


TAXES. No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make such a charge for any such taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal
Tax Matters.)

                              DIVIDENDS

The Policy is issued both as a participating Policy, which provides the Owner an ownership interest in General American Mutual Holding Company, the parent company of General American Life Insurance Company and as a non-participating Policy, which provides no ownership interest in General American Mutual Holding Company or General American Life Insurance Company. However, we do not anticipate that the Policy will share in the divisible surplus of the Company in the form of a dividend.

                        THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


                        GENERAL DESCRIPTION

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

At issue, General American will determine the maximum percentage of the non-borrowed Cash Value that may be allocated, either initially or by transfer, to the General Account. The ability to allocate Net Premiums or to transfer Cash Value to the General Account may not be made available, in the Company's discretion, under certain Policies.
Further, the option may be limited with respect to some Policies. The Company may, from time to time, adjust the extent to which premiums or Cash Value may be allocated to the General Account (the "maximum allocation percentage"). Such adjustments may not be uniform as to all Policies. General American may at any time modify the General Account maximum allocation percent. Subject to this maximum, an Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. Subject to this maximum, the Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation of Net Premiums or the transfer of Cash Value to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value allocated to the General Account will accrue interest at a rate of at least 4%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                             THE POLICY

This Prospectus describes a flexible premium joint and last survivor variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                      GENERAL ACCOUNT BENEFITS

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, Pro-Rata Surrenders, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select Death Benefit Option A, B or C under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                     GENERAL ACCOUNT CASH VALUE

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of no less than 4% per year, compounded annually. General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 4% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 4% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The Cash Value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 4% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, Pro-Rata Surrenders, surrender charges or transfers to the Separate Account.

    TRANSFERS, SURRENDERS, PARTIAL WITHDRAWALS AND POLICY LOANS

After the first Policy Year, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year may not exceed a Maximum Amount equal to the greater of (a) 25% of a Policy's Cash Surrender Value in the General Account at the beginning of the Policy Year, or (b) the previous Policy Year's Maximum Amount (not to exceed the total Cash Surrender Value of the Policy).

Transfers to the General Account are limited by the maximum allocation percentage (described below) in effect for a Policy at the time a transfer request is made.

Policy Loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

There is no transaction charge for the first twelve partial withdrawals or requested transfers in a Policy Year. General American will impose a charge of $25 for each partial withdrawal or requested transfer in excess of twelve in a Policy Year. General American may revoke or modify the privilege of transferring amounts to or from the General Account at any time. Partial withdrawals and Pro-Rata Surrenders will result in the imposition of the applicable surrender charge.

Transfers, surrenders, partial withdrawals and Pro-Rata Surrenders payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain limitations, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment. Amounts from the General Account used to pay premiums on policies with General American will not be delayed.

                          GENERAL MATTERS

         POSTPONEMENT OF PAYMENTS FROM THE SEPARATE ACCOUNT

The Company usually pays amounts payable on partial withdrawal, Pro-Rata Surrender, surrender, or Policy Loan allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, Pro-Rata Surrender, death of the Last Insured, or payments of a Policy Loan and transfers, may be postponed whenever: (1) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn.

                            THE CONTRACT

The Policy, the attached application, any riders, endorsements, and any application for reinstatement constitute the entire contract. All statements made by the Insureds in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                         CONTROL OF POLICY

The Insureds jointly are the Owner of the Policy unless another person or entity is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership by joint action. If the Owner dies, and the Owner is not one or both of the Insureds, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                            BENEFICIARY

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Last Insured. If there is more than one Beneficiary at the death of the Last Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. If no Beneficiary is living at the death of the Last Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

                   CHANGE OF OWNER OR BENEFICIARY

The Owner may change the ownership and/or Beneficiary designation by written request in a form acceptable to the Company at any time during the Last Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Last Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Last Insured's death, the Owner may, within sixty days of the Last Insured's death, designate another person to receive the Policy proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                           POLICY CHANGES

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include decreases in Face Amount and changes in the death benefit option. No change will be permitted, if as a result, the Policy would fail to satisfy the definition of life insurance in Section 7702 of the Internal Revenue Code or any applicable successor provision.

                      CONFORMITY WITH STATUTES

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of any Federal or state statute, rule, or regulation, including, but not limited to, requirements of the Internal Revenue Code, or its regulations or published rulings.

                        CLAIMS OF CREDITORS

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                          INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of either Insured. An addition of a rider after the Issue Date is incontestable after such addition has been in force for two years from its effective date during the lifetime of either Insured. Any reinstatement of a Policy is incontestable only after it has been in force during the lifetime of either Insured for two years after the effective date of the reinstatement.

                             ASSIGNMENT

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                              SUICIDE

Suicide within two years of the Issue Date is not covered by the Policy. If either Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and outstanding Indebtedness subject to certain limitations.

If the either Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, unless that Insured intended suicide when the Policy was applied for.

             MISSTATEMENT OF AGE OR SEX AND CORRECTIONS

If the age or sex (except in unisex Policies, see Unisex Requirements Under Montana Law) of the Insureds has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                   ADDITIONAL INSURANCE BENEFITS

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions - Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for crediting the Policy's Cash Value with a specified monthly premium while the covered Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the Policy in force. The covered Insured must have become disabled after age 5 and before age 65.

ADJUSTABLE BENEFIT TERM RIDER. This rider allows an employer who is the Owner to provide adjustable term insurance to comply with the terms of an associated employee benefit plan. The increase in coverage occurs on each Policy Anniversary.

ANNIVERSARY PARTIAL WITHDRAWAL RIDER. This rider allows the owner to withdraw up to 15% of the Policy's Cash Surrender Value on any Policy Anniversary without reducing the Face Amount. A Contingent Deferred Sales Charge will still apply.

JOINT SUPPLEMENTAL COVERAGE TERM RIDER. This rider provides level term insurance on the lives of the Insureds under the base policy. It can be added only at issue. It cannot be increased or added to an existing Policy.

SECONDARY GUARANTEE RIDER. This rider guarantees that if, during the secondary guarantee period, the sum of all premiums paid on the Policy, reduced by any partial withdrawals and any outstanding loan balance, is greater than or equal to the sum of the secondary guarantee premiums required since the Issue Date, the Policy will not lapse as a result of a Cash Value less any loans, loans interest due, and any surrender charge being insufficient to pay the monthly deduction.

The secondary guarantee period is the number of Policy Years until the younger Insured reaches Attained Age 100.

LIFETIME COVERAGE RIDER. This rider provides the continuation of the Policy's face amount beyond the younger Insured's Attained Age 100, provided the policy remains in force to that date with a positive cash surrender value. If the Policy is in force after the younger Insured's Attained Age 100, the death benefit will be the greater of the face amount or 101% of the Cash Value.

DIVORCE SPLIT RIDER. This rider allows the Policy to be split into two separate policies in the event of the divorce of a married couple who are the Insureds under the Policy.

ESTATE PRESERVATION TERM RIDER. This rider provides joint level term insurance, payable at the death of the Last Insured, for a period of four years from the date of the rider.

                        RECORDS AND REPORTS

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for each Fund. Receipt of premium payments, transfers, partial withdrawals, Pro-Rata Surrenders, Policy Loans, loan repayments, changes in death benefit options, decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                    DISTRIBUTION OF THE POLICIES

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policy, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.

Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first-year commissions equal 50% of target premiums and 2.25% of excess premium paid in Policy Year 1. In renewal years, the agent commissions vary from 1.0% to 2.0% of premiums paid in Policy Years 2 and later, depending on the agent's contract type. An additional service fee, determined as a percentage of the Policy's unloaned Cash Value, is also paid. The percentage varies by Policy Year from 0% to 0.20% of average monthly unloaned assets. Reductions may be possible under the circumstances outlined in the section entitled Adjustment of Charges. General Agents receive compensation which may be in part based on the level of agent commissions in their agencies.

As principal underwriter for the Policies, Walnut Street receives commission income. Walnut Street receives an administrative fee of 2% of premium from sales of the Policies.

The general agent commission schedules and rules differ for different types of agency contracts.

General American may use other distribution channels to sell the non-participating version of the Policy.

                        FEDERAL TAX MATTERS

                            INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax Advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                      TAX STATUS OF THE POLICY

Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury (the "Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control the Funds, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

l. TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax adviser should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

2. MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits (based on the lowest level of benefits in effect for the Policy) after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed" it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax adviser before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

3. DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age 59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

4. DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contracts are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

5. POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISER BEFORE DEDUCTING ANY LOAN INTEREST.

6. INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase or exchange a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.

7. INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

8. MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

9. POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

10. POSSIBLE CHANGES IN TAXATION. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

               UNISEX REQUIREMENTS UNDER MONTANA LAW

The State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and Policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

            SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                           VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Fund in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The company will vote shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive any proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment Advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment adviser or sub-adviser of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

                  STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                             MANAGEMENT OF THE COMPANY
                                                PRINCIPAL OCCUPATION(S)
         NAME                                  DURING PAST FIVE YEARS<F*>
         ----                                  --------------------------
PRINCIPAL OFFICERS <F**>
------------------------

Richard A. Liddy                 Chairman, President and CEO, 1/95-present; Chairman of the
                                 Executive Committee, 5/92-present.  Formerly President and
                                 CEO, 5/92-1/95.

Robert J. Banstetter, Sr.        Vice President, General Counsel and Secretary, 2/91-present.

John W. Barber                   Vice President and Controller, 12/84-present.

Kevin C. Eichner                 Executive Vice President of General American, President and
                                 Chairman of GenMark, Chairman of Walnut Street Securities,
                                 10/97-Present.  President and CEO, Collaborative Strategies,
                                 1983-Present.


David L. Herzog                  Chief Financial Officer, GenAmerica Corporation, 1/99-
                                 present.  President, GenAmerica Management Corporation,
                                 10/98-present.  Formerly Assistant to the President, General
                                 American and GenAmerica, 1996-1999, Chief Financial Officer,
                                 Individual Line, General American, 1995-1996, Manager,
                                 Investor Relations, Reinsurance Group of America and GenCare
                                 Health Systems, 1993-1995.

E. Thomas Hughes                 Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                 Executive Vice President-Group Pensions, 3/90-10/94

Michael P. Ingrassia             Vice President-Group Executive Accounts, 3/92-present.

Warren J. Winer                  Executive Vice President-Group Life and Health, 8/95-present.
                                 Formerly Managing Director, William M. Mercer, Inc.,
                                 7/93-8/95; President and Chief Operating Officer, W.F.
                                 Corroon, 1986-7/93.

Bernard H. Wolzenski             Executive Vice President-Individual Insurance, 10/91-present.

A. Greig Woodring                President and Chief Executive Officer, Reinsurance Group of
                                 America, 12/92-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Hughes, and
      Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Boudreaux, Ingrassia, Winer and Wolzenski is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.

                                 41


                                                PRINCIPAL OCCUPATION(S)
         NAME                                  DURING PAST FIVE YEARS<F*>
         ----                                  --------------------------
DIRECTORS
---------

August A. Busch III                    Chairman of the Board and President, Anheuser-Busch
Anheuser-Busch Companies, Inc.         Companies, Inc.  (beer business).
One Busch Place
St. Louis, Missouri 63118


William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union
Union Electric Company                 Electric Company (electric utility business).
P.O.  Box 149
St. Louis, Missouri 63166

John C. Danforth                       Partner, Bryan Cave (law firm).  Formerly, U. S.
Bryan Cave                             Senator, State of Missouri.
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail
Edison Brothers Stores, Inc.           specialty stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, MO 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and
1375 North Highway Drive               marketing research business).
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets,
Schnuck Markets, Inc.                  Inc. (retail supermarket chain).
11420 Lackland Road
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                     Chairman, Chief Executive Officer and President,
Agribrands International, Inc.         Agribrands International, Inc.  Formerly Chairman,
9811 So. Forty Drive                   Chief Executive Officer and President, Ralston Purina
St. Louis, Missouri 63124              Company (pet food, batteries, and bread business);
                                       Chairman, Ralcorp Holdings, Inc. (ready-to-eat cereal,
                                       baby food, ski resorts).

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise
Enterprise Rent-A-Car                  Rent-A-Car (car rental).
600 Corporate Park Drive
St. Louis, Missouri 63105

                                 42

                                                PRINCIPAL OCCUPATION(S)
         NAME                                  DURING PAST FIVE YEARS<F*>
         ----                                  --------------------------
DIRECTORS (CONTINUED)
---------------------

H. Edwin Trusheim                      Retired Chairman and Chief Executive Officer, General
General American Life Insurance Co.    American Life Insurance Company
P.O. Box 396
St. Louis, MO 63166

Robert L. Virgil                       Principal, Edward Jones (investments).
Edward Jones
12555 Manchester
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Director, Center for the Study of American Business,
Monsanto Company                       Washington University.  Retired Senior Vice President,
800 North Lindbergh                    Public Policy, Monsanto Company (chemicals diversified
St. Louis, Missouri  63167             industry, pharmaceuticals, life science products, and
                                       food ingredients business).

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired
Wetterau Associates, L.L.C.            Chairman and Chief Executive Officer, Wetterau
7700 Bonhomme, Suite 750               Incorporated (retail and wholesale grocery,
St. Louis, Missouri  63105             manufacturing business).


<F*> All positions listed are with General American unless otherwise indicated.

                           LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Matthew P. McCauley, Vice President and Associate General Counsel of General American.

                         LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                              EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 1997 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Susan Benjamin, FSA, MAAA, Senior Product Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                       ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

Like all financial services providers, General American utilizes systems that may be affected by the Year 2000 transition issues, and it relies on services providers, including the Funds, that may also be affected. The Company has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its services providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Company. However, as of the date of this prospectus, we do not anticipate that Policy Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. General American currently anticipates that its systems will be Year 2000 compliant, but there can be no assurance that the Company will be successful, or that interaction with other service providers will not impair the Company's services at that time.

                        FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for four of the seventeen Divisions of the Separate Account because those Divisions have only recently been established, and therefore no operating history exists for those Divisions.

Interim financial statements for General American or the Separate Account are not part of this prospectus because General American does not prepare audited financial statements more often than annually, and believes that any incremental benefit to prospective Policy Owners that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. General American represents that there have been no adverse changes in the financial condition or operations of General American or the Separate Account between the end of the most recent fiscal year and the date of this prospectus.

                             APPENDIX A
          Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to Insureds of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables illustrate a Policy issued in Missouri (using a 2% premium tax rate and a 1.3% federal tax charge) to a male and a female Insured, for both ages 35 and 50, in a preferred nonsmoker rate class. If either Insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges described in this prospectus at the guaranteed maximum rate. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of all policy charges as described in this prospectus at the current rate. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts deducted from the Cash Value in the illustrations include the sales charge, premium tax, federal tax charge, selection and issue expense charge, monthly administrative charge, and cost of insurance. These charges are described in the prospectus under Charges and Deductions.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect charges that produce an investment rate of return that is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a charge for mortality and expense risk (equivalent to .55% for Policy Years 1-10,
 .45% for Policy Years 11-20, and .35% thereafter), and an assumed .78% charge for the investment Advisory fee and Fund administrative expenses combined, based on the average Fund expense for all available investment Funds. The actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of each Fund. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate initial net annual rates of -1.33%, 4.67%, and 10.67%, respectively. The Prospectuses for each Fund should be consulted for details about the nature and extent of their expenses.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made. The tables are also based on the assumptions that the Owner has not requested a decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insureds' age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                 MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                             FEMALE PREFERRED NONSMOKER AGE 35
                                                                                     ANNUAL PREMIUM = $2,000

FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100       952      1,245    250,000          952       1,245    250,000
  2      36        36     2,000     4,305     2,468      2,761    250.000        2,468       2,761    250,000
  3      37        37     2,000     6,620     3,964      4,257    250,000        3,964       4,257    250,000
  4      38        38     2,000     9,051     5,438      5,731    250,000        5,438       5,731    250,000
  5      39        39     2,000    11,604     6,890      7,182    250,000        6,890       7,182    250,000
  6      40        40     2,000    14,284     8,353      8,613    250.000        8.353       8,613    250,000
  7      41        41     2,000    17,098     9,824     10,019    250,000        9,824      10,019    250,000
  8      42        42     2,000    20,053    11,274     11,404    250,000       11,274      11,404    250,000
  9      43        43     2,000    23,156    12,705     12,770    250,000       12,702      12,767    250,000
 10      44        44     2,000    26,414    14,115     14,115    250,000       14,104      14,104    250,000
 11      45        45     2,000    29,834    15,718     15,718    250,000       15,695      15,695    250,000
 12      46        46     2,000    33,426    17,301     17,301    250,000       17,261      17,261    250,000
 13      47        47     2,000    37,197    18,866     18,866    250,000       18,798       8,798    250,000
 14      48        48     2,000    41,157    20,407     20,407    250,000       20,307      20,307    250,000
 15      49        49     2,000    45,315    21,929     21,929    250,000       21,787      21,787    250,000
 16      50        50     2,000    49,681    23,430     23,430    250,000       23,235      23,235    250,000
 17      51        51     2,000    54,265    24,909     24,909    250,000       24,651      24,651    250,000
 18      52        52     2,000    59,078    26,366     26,366    250,000       26,030      26,030    250,000
 19      53        53     2,000    64,132    27,802     27,802    250,000       27,371      27,371    250,000
 20      54        54     2,000    69,439    29,218     29,218    250,000       28,669      28,669    250,000
 21      55        55     2,000    75,010    30,641     30,641    250,000       29,951      29,951    250,000
 22      56        56     2,000    80,861    32,041     32,041    250,000       31,185      31,185    250,000
 23      57        57     2,000    87,004    33,420     33,420    250,000       32,363      32,363    250,000
 24      58        58     2,000    93,454    34,774     34,774    250,000       33,481      33,481    250,000
 25      59        59     2,000   100,227    36,099     36,099    250,000       34,536      34,536    250,000
 26      60        60     2,000   107,338    37,397     37,397    250,000       35,515      35,515    250,000
 27      61        61     2,000   114,805    38,662     38,662    250,000       36,409      36,409    250,000
 28      62        62     2,000   122,645    39,895     39,895    250,000       37,202      37,202    250,000
 29      63        63     2,000   130,878    41,088     41,088    250,000       37,875      37,875    250,000
 30      64        64     2,000   139,522    42,241     42,241    250,000       38,403      38,403    250,000

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                            FEMALE PREFERRED NONSMOKER AGE 35
                                                                                    ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,042      1,334    250,000        1,042       1,334    250,000
  2      36        36     2,000     4,305     2,738      3,030    250.000        2,738       3,030    250,000
  3      37        37     2,000     6,620     4,513      4,806    250,000        4,513       4,806    250,000
  4      38        38     2,000     9,051     6,369      6,661    250,000        6.369       6,661    250,000
  5      39        39     2,000    11,604     8,309      8,601    250,000        8,309       8,601    250,000
  6      40        40     2,000    14,284    10,369     10,629    250.000       10,369      10,629    250,000
  7      41        41     2,000    17,098    12,552     12,747    250,000       12,552      12,747    250,000
  8      42        42     2,000    20,053    14,832     14,962    250,000       14,832      14,962    250,000
  9      43        43     2,000    23,156    17,214     17,279    250,000       17,211      17,276    250,000
 10      44        44     2,000    26,414    19,702     19,702    250,000       19,690      19,690    250,000
 11      45        45     2,000    29,834    22,529     22,529    250,000       22,506      22,506    250,000
 12      46        46     2,000    33,426    25,492     25,492    250,000       25,449      25,449    250,000
 13      47        47     2,000    37,197    28,596     28,596    250,000       28,523      28,523    250,000
 14      48        48     2,000    41,157    31,845     31,845    250,000       31,736      31,736    250,000
 15      49        49     2,000    45,315    35,249     35,249    250,000       35,092      35,092    250,000
 16      50        50     2,000    49,681    38,813     38,813    250,000       38,597      38,597    250,000
 17      51        51     2,000    54,265    42,544     42,544    250,000       42,255      42,255    250,000
 18      52        52     2,000    59,078    46,450     46,450    250,000       46,070      46,070    250,000
 19      53        53     2,000    64,132    50,540     50,540    250,000       50,048      50,048    250,000
 20      54        54     2,000    69,439    54,823     54,823    250,000       54,195      54,195    250,000
 21      55        55     2,000    75,010    59,361     59,361    250,000       58,570      58,570    250,000
 22      56        56     2,000    80,861    64,116     64,116    250,000       63,130      63,130    250,000
 23      57        57     2,000    87,004    69,098     69,098    250,000       67,881      67,881    250,000
 24      58        58     2,000    93,454    74,315     74,315    250,000       72,828      72,828    250,000
 25      59        59     2,000   100,227    79,778     79,778    250,000       77,980      77,980    250,000
 26      60        60     2,000   107,338    85,498     85,498    250,000       83,338      83,338    250,000
 27      61        61     2,000   114,805    91,484     91,484    250,000       88,909      88,909    250,000
 28      62        62     2,000   122,645    97,751     97,751    250,000       94,695      94,695    250,000
 29      63        63     2,000   130,878   104,309    104,309    250,000      100,695     100,695    250,000
 30      64        64     2,000   139,522   111,171    111,171    250,000      106,910     106,910    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                 GENERAL AMERICAN LIFE INSURANCE COMPANY
                                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,132      1,424    250,000        1,132       1,424    250,000
  2      36        36     2,000     4,305     3,019      3,311    250.000        3,019       3,311    250,000
  3      37        37     2,000     6,620     5,107      5,399    250,000        5,107       5,399    250,000
  4      38        38     2,000     9,051     7,415      7,708    250,000        7,415       7,708    250,000
  5      39        39     2,000    11,604     9,968     10,260    250,000        9,968      10,260    250,000
  6      40        40     2,000    14,284    12,822     13,082    250.000       12,822      13,082    250,000
  7      41        41     2,000    17,098    16,006     16,201    250,000       16,006      16,201    250,000
  8      42        42     2,000    20,053    19,520     19,650    250,000       19,520      19,650    250,000
  9      43        43     2,000    23,156    23,401     23,466    250,000       23,397      23,462    250,000
 10      44        44     2,000    26,414    27,686     27,686    250,000       27,675      27,675    250,000
 11      45        45     2,000    29,834    32,667     32,667    250,000       32,643      32,643    250,000
 12      46        46     2,000    33,426    38,185     38,185    250,000       38,140      38,140    250,000
 13      47        47     2,000    37,197    44,297     44,297    250,000       44,221      44,221    250,000
 14      48        48     2,000    41,157    51,065     51,065    250,000       50,950      50,950    250,000
 15      49        49     2,000    45,315    58,563     58,563    250,000       58,395      58,395    250,000
 16      50        50     2,000    49,681    66,866     66,866    250,000       66,633      66,633    250,000
 17      51        51     2,000    54,265    76,062     76,062    250,000       75,749      75,749    250,000
 18      52        52     2,000    59,078    86,247     86,247    250,000       85,834      85,834    250,000
 19      53        53     2,000    64,132    97,528     97,528    250,000       96,995      96,995    250,000
 20      54        54     2,000    69,439   110,023    110,023    250,000      109,347     109,347    250,000
 21      55        55     2,000    75,010   123,975    123,975    250,000      123,130     123,130    250,000
 22      56        56     2,000    80,861   139,442    139,442    250,000      138,404     138,404    250,000
 23      57        57     2,000    87,004   156,591    156,591    250,000      155,335     155,335    250,000
 24      58        58     2,000    93,454   175,607    175,607    250,000      174,110     174,110    250,000
 25      59        59     2,000   100,227   196,690    196,690    250,000      194,935     194,935    261,213
 26      60        60     2,000   107,338   220,062    220,062    250,000      218,014     218,014    283,418
 27      61        61     2,000   114,805   245,968    245,968    250,000      243,570     243,570    311,770
 28      62        62     2,000   122,645   274,681    274,681    250,000      271,868     271,868    342,553
 29      63        63     2,000   130,878   306,505    306,505    250,000      303,196     303,196    375,963
 30      64        64     2,000   139,522   341,777    341,777    250,000      337,874     337,874    412,207


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100       952      1,245    251,245          952       1,245    251,245
  2      36        36     2,000     4,305     2,468      2,761    252,761        2,468       2,761    252,761
  3      37        37     2,000     6,620     3,964      4,257    254,257        3,964       4,257    254,257
  4      38        38     2,000     9,051     5,438      5,731    255,731        5,438       5,731    255,731
  5      39        39     2,000    11,604     6,890      7,182    257,182        6,890       7,182    257,182
  6      40        40     2,000    14,284     8,352      8,612    258,612        8,352       8,612    258,612
  7      41        41     2,000    17,098     9,823     10,018    260,018        9,823      10,018    260,018
  8      42        42     2,000    20,053    11,272     11,402    261,402       11,272      11,402    261,402
  9      43        43     2,000    23,156    12,702     12,767    262,767       12,698      12,763    262,763
 10      44        44     2,000    26,414    14,111     14,111    264,111       14,099      14,099    264,099
 11      45        45     2,000    29,834    15,712     15,712    265,712       15,688      15,688    265,688
 12      46        46     2,000    33,426    17,294     17,294    267,294       17,251      17,251    267,251
 13      47        47     2,000    37,197    18,757     18,757    268,857       18,784      18,784    268,784
 14      48        48     2,000    41,157    20,396     20,396    270,396       20,288      20,288    270,288
 15      49        49     2,000    45,315    21,916     21,916    271,916       21,762      21,762    271,762
 16      50        50     2,000    49,681    23,414     23,414    273,414       23,202      23,202    273,202
 17      51        51     2,000    54,265    24,890     24,890    274,890       24,608      24,608    274,608
 18      52        52     2,000    59,078    26,344     26,344    276,344       25,974      25,974    275,974
 19      53        53     2,000    64,132    27,776     27,776    277,776       27,298      27,298    277,298
 20      54        54     2,000    69,439    29,187     29,187    279,187       28,577      28,577    278,577
 21      55        55     2,000    75,010    30,603     30,603    280,603       29,833      29,833    279,833
 22      56        56     2,000    80,861    31,996     31,996    281,996       31,035      31,035    281,035
 23      57        57     2,000    87,004    33,366     33,366    283,366       32,174      32,174    282,174
 24      58        58     2,000    93,454    34,710     34,710    284,710       33,246      33,246    283,246
 25      59        59     2,000   100,227    36,022     36,022    286,022       34,243      34,243    284,243
 26      60        60     2,000   107,338    37,305     37,305    287,305       35,153      35,153    285,153
 27      61        61     2,000   114,805    38,550     38,550    288,550       35,963      35,963    285,963
 28      62        62     2,000   122,645    39,759     39,759    289,759       36,656      36,656    286,656
 29      63        63     2,000   130,878    40,923     40,923    290,923       37,206      37,206    287,206
 30      64        64     2,000   139,522    42,040     42,040    292,040       37,585      37,585    287,585


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                 MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                              EMALE PREFERRED NONSMOKER AGE 35
                                                                                     ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------

  1      35        35     2,000     2,100     1,042      1,334    251,334        1,042       1,334    251,334
  2      36        36     2,000     4,305     2,738      3,030    253,030        2,738       3,030    253,030
  3      37        37     2,000     6,620     4,513      4,806    254,806        4,513       4,806    254,806
  4      38        38     2,000     9,051     6,369      6,661    256,661        6,369       6,661    256,661
  5      39        39     2,000    11,604     8,308      8,601    258,601        8,308       8,601    258,601
  6      40        40     2,000    14,284    10,369     10,629    260,629       10,369      10,629    260,629
  7      41        41     2,000    17,098    12,551     12,746    262,746       12,551      12,746    262,746
  8      42        42     2,000    20,053    14,829     14,959    264,959       14,829      14,959    264,959
  9      43        43     2,000    23,156    17,210     17,275    267,275       17,206      17,271    267,271
 10      44        44     2,000    26,414    19,696     19,696    269,696       19,683      19,683    269,683
 11      45        45     2,000    29,834    22,521     22,521    272,521       22,495      22,495    272,495
 12      46        46     2,000    33,426    25,481     25,481    275,481       25,433      25,433    275,433
 13      47        47     2,000    37,197    28,582     28,582    278,582       28,501      28,501    278,501
 14      48        48     2,000    41,157    31,827     31,827    281,827       31,705      31,705    281,705
 15      49        49     2,000    45,315    35,226     35,226    285,226       35,050      35,050    285,050
 16      50        50     2,000    49,681    38,785     38,785    288,785       38,538      38,538    288,538
 17      51        51     2,000    54,265    42,509     42,509    292,509       42,175      42,175    292,175
 18      52        52     2,000    59,078    46,406     46,406    296,406       45,962      45,962    295,962
 19      53        53     2,000    64,132    50,486     50,486    300,486       49,905      49,905    299,905
 20      54        54     2,000    69,439    54,756     54,756    304,756       54,005      54,005    304,005
 21      55        55     2,000    75,010    59,278     59,278    309,278       58,318      58,318    308,318
 22      56        56     2,000    80,861    64,013     64,013    314,013       62,800      62,800    312,800
 23      57        57     2,000    87,004    68,972     68,972    318,972       67,450      67,450    317,450
 24      58        58     2,000    93,454    74,159     74,159    324,159       72,269      72,269    322,269
 25      59        59     2,000   100,227    79,584     79,584    329,584       77,260      77,260    327,260
 26      60        60     2,000   107,338    85,257     85,257    335,257       82,414      82,414    332,414
 27      61        61     2,000   114,805    91,183     91,183    341,183       87,728      87,728    337,728
 28      62        62     2,000   122,645    97,374     97,374    347,374       93,188      93,188    343,188
 29      63        63     2,000   130,878   103,835    103,835    353,835       98,776      98,776    348,776
 30      64        64     2,000   139,522   110,576    110,576    360,576      104,465     104,465    354,465

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,132      1,424    251,424        1,132       1,424    251,424
  2      36        36     2,000     4,305     3,019      3,311    253,311        3,019       3,311    253,311
  3      37        37     2,000     6,620     5,107      5,399    255,399        5,107       5,399    255,399
  4      38        38     2,000     9,051     7,415      7,708    257,708        7,415       7,708    257,708
  5      39        39     2,000    11,604     9,967     10,260    260,260        9,967      10,260    260,260
  6      40        40     2,000    14,284    12,821     13,081    263,081       12,821      13,081    263,081
  7      41        41     2,000    17,098    16,004     16,199    266,199       16,004      16,199    266,199
  8      42        42     2,000    20,053    19,516     19,646    269,646       19,516      19,646    269,646
  9      43        43     2,000    23,156    23,395     23,460    273,460       23,391      23,456    273,456
 10      44        44     2,000    26,414    27,677     27,677    277,677       27,664      27,664    277,664
 11      45        45     2,000    29,834    32,654     32,654    282,654       32,627      32,627    282,627
 12      46        46     2,000    33,426    38,168     38,168    288,168       38,116      38,116    288,116
 13      47        47     2,000    37,197    44,275     44,275    294,275       44,185      44,185    294,185
 14      48        48     2,000    41,157    51,035     51,035    301,035       50,898      50,898    300,898
 15      49        49     2,000    45,315    58,523     58,523    308,523       58,320      58,320    308,320
 16      50        50     2,000    49,681    66,814     66,814    316,814       66,526      66,526    316,526
 17      51        51     2,000    54,265    75,994     75,994    325,994       75,597      75,597    325,597
 18      52        52     2,000    59,078    86,158     86,158    336,158       85,622      85,622    335,622
 19      53        53     2,000    64,132    97,413     97,413    347,413       96,700      96,700    346,700
 20      54        54     2,000    69,439   109,876    109,876    359,876      108,940     108,940    358,940
 21      55        55     2,000    75,010   123,786    123,786    373,786      122,569     122,569    372,569
 22      56        56     2,000    80,861   139,198    139,198    389,198      137,637     137,637    387,637
 23      57        57     2,000    87,004   156,279    156,279    406,279      154,291     154,291    404,291
 24      58        58     2,000    93,454   175,204    175,204    425,204      172,698     172,698    422,698
 25      59        59     2,000   100,227   196,170    196,170    446,170      193,039     193,039    443,039
 26      60        60     2,000   107,338   219,399    219,399    469,399      215,511     215,511    465,511
 27      61        61     2,000   114,805   245,129    245,129    495,129      240,330     240,330    490,330
 28      62        62     2,000   122,645   273,632    273,632    523,632      267,732     267,732    517,732
 29      63        63     2,000   130,878   305,201    305,201    555,201      297,971     297,971    547,971
 30      64        64     2,000   139,522   340,165    340,165    590,165      331,321     331,321    581,321


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100       952      1,245    250,000          952       1,245    250,000
  2      36        36     2,000     4,305     2,468      2,761    250,000        2,468       2,761    250,000
  3      37        37     2,000     6,620     3,964      4,257    250,000        3,964       4,257    250,000
  4      38        38     2,000     9,051     5,438      5,731    250,000        5,438       5,731    250,000
  5      39        39     2,000    11,604     6,890      7,182    250,000        6,890       7,182    250,000
  6      40        40     2,000    14,284     8,353      8,613    250,000        8,353       8,613    250,000
  7      41        41     2,000    17,098     9,824     10,019    250,000        9,824      10,019    250,000
  8      42        42     2,000    20,053    11,274     11,404    250,000       11,274      11,404    250,000
  9      43        43     2,000    23,156    12,705     12,770    250,000       12,702      12,767    250,000
 10      44        44     2,000    26,414    14,115     14,115    250,000       14,104      14,104    250,000
 11      45        45     2,000    29,834    15,718     15,718    250,000       15,695      15,695    250,000
 12      46        46     2,000    33,426    17,301     17,301    250,000       17,261      17,261    250,000
 13      47        47     2,000    37,197    18,866     18,866    250,000       18,798      18,798    250,000
 14      48        48     2,000    41,157    20,407     20,407    250,000       20,307      20,307    250,000
 15      49        49     2,000    45,315    21,929     21,929    250,000       21,787      21,787    250,000
 16      50        50     2,000    49,681    23,430     23,430    250,000       23,235      23,235    250,000
 17      51        51     2,000    54,265    24,909     24,909    250,000       24,651      24,651    250,000
 18      52        52     2,000    59,078    26,366     26,366    250,000       26,030      26,030    250,000
 19      53        53     2,000    64,132    27,802     27,802    250,000       27,371      27,371    250,000
 20      54        54     2,000    69,439    29,218     29,218    250,000       28,669      28,669    250,000
 21      55        55     2,000    75,010    30,641     30,641    250,000       29,951      29,951    250,000
 22      56        56     2,000    80,861    32,041     32,041    250,000       31,185      31,185    250,000
 23      57        57     2,000    87,004    33,420     33,420    250,000       32,363      32,363    250,000
 24      58        58     2,000    93,454    34,774     34,774    250,000       33,481      33,481    250,000
 25      59        59     2,000   100,227    36,099     36,099    250,000       34,536      34,536    250,000
 26      60        60     2,000   107,338    37,397     37,397    250,000       35,515      35,515    250,000
 27      61        61     2,000   114,805    38,662     38,662    250,000       36,409      36,409    250,000
 28      62        62     2,000   122,645    39,895     39,895    250,000       37,202      37,202    250,000
 29      63        63     2,000   130,878    41,088     41,088    250,000       37,875      37,875    250,000
 30      64        64     2,000   139,522    42,241     42,241    250,000       38,403      38,403    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,042      1,334    250,000        1,042       1,334    250,000
  2      36        36     2,000     4,305     2,738      3,030    250,000        2,738       3,030    250,000
  3      37        37     2,000     6,620     4,513      4,806    250,000        4,513       4,806    250,000
  4      38        38     2,000     9,051     6,369      6,661    250,000        6,369       6,661    250,000
  5      39        39     2,000    11,604     8,309      8,601    250,000        8,309       8,601    250,000
  6      40        40     2,000    14,284    10,369     10,629    250,000       10,369      10,629    250,000
  7      41        41     2,000    17,098    12,552     12,747    250,000       12,552      12,747    250,000
  8      42        42     2,000    20,053    14,832     14,962    250,000       14,832      14,962    250,000
  9      43        43     2,000    23,156    17,279     17,279    250,000       17,211      17,276    250,000
 10      44        44     2,000    26,414    19,702     19,702    250,000       19,690      19,690    250,000
 11      45        45     2,000    29,834    22,529     22,529    250,000       22,506      22,506    250,000
 12      46        46     2,000    33,426    25,492     25,492    250,000       25,449      25,449    250,000
 13      47        47     2,000    37,197    28,596     28,596    250,000       28,523      28,523    250,000
 14      48        48     2,000    41,157    31,845     31,845    250,000       31,736      31,736    250,000
 15      49        49     2,000    45,315    35,249     35,249    250,000       35,092      35,092    250,000
 16      50        50     2,000    49,681    38,813     38,813    250,000       38,597      38,597    250,000
 17      51        51     2,000    54,265    42,544     42,544    250,000       42,255      42,255    250,000
 18      52        52     2,000    59,078    46,450     46,450    250,000       46,070      46,070    250,000
 19      53        53     2,000    64,132    50,540     50,540    250,000       50,048      50,048    250,000
 20      54        54     2,000    69,439    54,823     54,823    250,000       54,195      54,195    250,000
 21      55        55     2,000    75,010    59,361     59,361    250,000       58,570      58,570    250,000
 22      56        56     2,000    80,861    64,116     64,116    250,000       63,130      63,130    250,000
 23      57        57     2,000    87,004    69.098     69.098    250,000       67,881      67,881    250,000
 24      58        58     2,000    93,454    74,315     74,315    250,000       72,828      72,828    250,000
 25      59        59     2,000   100,227    79,778     79,778    250,000       77,980      77,980    250,000
 26      60        60     2,000   107,338    85,498     85,498    250,000       83,338      83,338    250,000
 27      61        61     2,000   114,805    91,484     91,484    250,000       88,909      88,909    250,000
 28      62        62     2,000   122,645    97,751     97,751    250,000       94,695      94,695    250,000
 29      63        63     2,000   130,878   104,309    104,309    250,000      100,695     100,695    250,000
 30      64        64     2,000   139,522   111,171    111,171    250,000      106,910     106,910    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                                  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 35
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 35
                                                                                      ANNUAL PREMIUM = $2,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      35        35     2,000     2,100     1,132      1,424    250,000        1,132       1,424    250,000
  2      36        36     2,000     4,305     3,019      3,311    250,000        3,019       3,311    250,000
  3      37        37     2,000     6,620     5,107      5,399    250,000        5,107       5,399    250,000
  4      38        38     2,000     9,051     7,415      7,708    250,000        7,415       7,708    250,000
  5      39        39     2,000    11,604     9,968     10,260    250,000        9,968      10,260    250,000
  6      40        40     2,000    14,284    12,822     13,082    250,000       12,822      13,082    250,000
  7      41        41     2,000    17,098    16,006     16,201    250,000       16,006      16,201    250,000
  8      42        42     2,000    20,053    19,520     19,650    250,000       19,520      19,650    250,000
  9      43        43     2,000    23,156    23,401     23,466    250,000       23,397      23,462    250,000
 10      44        44     2,000    26,414    27,686     27,686    250,000       27,675      27,675    250,000
 11      45        45     2,000    29,834    32,667     32,667    250,000       32,643      32,643    250,000
 12      46        46     2,000    33,426    38,185     38,185    250,000       38,140      38,140    250,000
 13      47        47     2,000    37,197    44,297     44,297    250,000       44,221      44,221    250,000
 14      48        48     2,000    41,157    51,065     51,065    250,000       50,950      50,950    250,000
 15      49        49     2,000    45,315    58,563     58,563    250,000       58,395      58,395    250,000
 16      50        50     2,000    49,681    66,866     66,866    250,000       66,633      66,633    250,000
 17      51        51     2,000    54,265    76,062     76,062    265,455       75,747      75,747    264,357
 18      52        52     2,000    59,078    86,242     86,242    289,714       85,819      85,819    288,293
 19      53        53     2,000    64,132    97,514     97,514    315,350       96,947      96,947    313,518
 20      54        54     2,000    69,439   109,993    109,993    342,486      109,237     109,237    340,132
 21      55        55     2,000    75,010   123,919    123,919    371,570      122,914     122,914    368,558
 22      56        56     2,000    80,861   139,346    139,346    402,445      138,023     138,023    398,623
 23      57        57     2,000    87,004   156,438    156,438    435,274      154,702     154,702    430,443
 24      58        58     2,000    93,454   175,371    175,371    470,204      173,111     173,111    464,146
 25      59        59     2,000   100,227   196,336    196,336    507,372      193,422     193,422    499,841
 26      60        60     2,000   107,338   219,555    219,555    546,999      215,814     215,814    537,680
 27      61        61     2,000   114,805   245,258    245,258    589,258      240,487     240,487    577,795
 28      62        62     2,000   122,645   273,714    273,714    634,386      267,650     267,650    620,332
 29      63        63     2,000   130,878   305,205    305,205    682,622      297,522     297,522    665,438
 30      64        64     2,000   139,522   340,053    340,053    734,243      330,334     330,334    713,256


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,147      2,822    250,000        2,147       2,822    250,000
  2      51        51     4,000     8,610     5,294      5,969    250.000        5,294       5,969    250,000
  3      52        52     4,000    13,241     8,398      9,073    250,000        8,385       9,060    250,000
  4      53        53     4,000    18,103    11,458     12,133    250,000       11,419      12,094    250,000
  5      54        54     4,000    23,208    14,477     15,152    250,000       14,393      15,068    250,000
  6      55        55     4,000    28,568    17,528     18,128    250.000       17,377      17,977    250,000
  7      56        56     4,000    34,196    20,614     21,064    250,000       20,367      20,817    250,000
  8      57        57     4,000    40,106    23,656     23,956    250,000       23,285      23,585    250,000
  9      58        58     4,000    46,312    26,655     26,805    250,000       26,126      26,276    250,000
 10      59        59     4,000    52,827    29,610     29,610    250,000       28,886      28,886    250,000
 11      60        60     4,000    59,669    32,866     32,866    250,000       31,899      31,899    250,000
 12      61        61     4,000    66,852    36,071     36,071    250,000       34,812      34,812    250,000
 13      62        62     4,000    74,395    39,227     39,227    250,000       37,609      37,609    250,000
 14      63        63     4,000    82,314    42,326     42,326    250,000       40,277      40,277    250,000
 15      64        64     4,000    90,630    45,370     45,370    250,000       42,794      42,794    250,000
 16      65        65     4,000    99,361    48,335     48,335    250,000       45,138      45,138    250,000
 17      66        66     4,000   108,530    51,233     51,233    250,000       47,290      47,290    250,000
 18      67        67     4,000   118,156    54,056     54,056    250,000       49,228      49,228    250,000
 19      68        68     4,000   128,264    56,798     56,798    250,000       50,928      50,928    250,000
 20      69        69     4,000   138,877    59,449     59,449    250,000       52,361      52,361    250,000
 21      70        70     4,000   150,021    62,065     62,065    250,000       53,539      53,539    250,000
 22      71        71     4,000   161,722    64,572     64,572    250,000       54,334      54,334    250,000
 23      72        72     4,000   174,008    66,955     66,955    250,000       54,701      54,701    250,000
 24      73        73     4,000   186,908    69,196     69,196    250,000       54,525      54,525    250,000
 25      74        74     4,000   200,454    71,273     71,273    250,000       53,687      53,687    250,000
 26      75        75     4,000   214,677    73,159     73,159    250,000       52,062      52,062    250,000
 27      76        76     4,000   229,610    74,819     74,819    250,000       49,511      49,511    250,000
 28      77        77     4,000   245,291    76,213     76,213    250,000       45,877      45,877    250,000
 29      78        78     4,000   261,755    77,289     77,289    250,000       40,978      40,978    250,000
 30      79        79     4,000   279,043    77,990     77,990    250,000       34,581      34,581    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,337      3,012    250,000        2,337       3,012    250,000
  2      51        51     4,000     8,610     5,868      6,543    250.000        5,868       6,543    250,000
  3      52        52     4,000    13,241     9,563     10,238    250,000        9,550      10,225    250,000
  4      53        53     4,000    18,103    13,427     14,102    250,000       13,387      14,062    250,000
  5      54        54     4,000    23,208    17,473     18,148    250,000       17,382      18,057    250,000
  6      55        55     4,000    28,568    21,778     22,378    250.000       21,615      22,215    250,000
  7      56        56     4,000    34,196    26,357     26,807    250,000       26,087      26,537    250,000
  8      57        57     4,000    40,106    31,136     31,436    250,000       30,727      31,027    250,000
  9      58        58     4,000    46,312    36,129     36,279    250,000       35,538      35,688    250,000
 10      59        59     4,000    52,827    41,342     41,342    250,000       40,524      40,524    250,000
 11      60        60     4,000    59,669    47,160     47,160    250,000       46,059      46,059    250,000
 12      61        61     4,000    66,852    53,245     53,245    250,000       51,801      51,801    250,000
 13      62        62     4,000    74,395    59,614     59,614    250,000       57,748      57,748    250,000
 14      63        63     4,000    82,314    66,270     66,270    250,000       63,897      63,897    250,000
 15      64        64     4,000    90,630    73,231     73,231    250,000       70,244      70,244    250,000
 16      65        65     4,000    99,361    80,489     80,489    250,000       76,783      76,783    250,000
 17      66        66     4,000   108,530    88,071     88,071    250,000       83,512      83,512    250,000
 18      67        67     4,000   118,156    95,987     95,987    250,000       90,432      90,432    250,000
 19      68        68     4,000   128,264   104,251    104,251    250,000       97,542      97,542    250,000
 20      69        69     4,000   138,877   112,875    112,875    250,000      104,845     104,845    250,000
 21      70        70     4,000   150,021   121,991    121,991    250,000      112,444     112,444    250,000
 22      71        71     4,000   161,722   131,513    131,513    250,000      120,223     120,223    250,000
 23      72        72     4,000   174,008   141,460    141,460    250,000      128,196     128,196    250,000
 24      73        73     4,000   186,908   151,852    151,852    250,000      136,338     136,338    250,000
 25      74        74     4,000   200,454   162,715    162,715    250,000      144,644     144,644    250,000
 26      75        75     4,000   214,677   174,076    174,076    250,000      153,123     153,123    250,000
 27      76        76     4,000   229,610   185,971    185,971    250,000      161,805     161,805    250,000
 28      77        77     4,000   245,291   198,445    198,445    250,000      170,739     170,739    250,000
 29      78        78     4,000   261,755   211,554    211,554    250,000      179,999     179,999    250,000
 30      79        79     4,000   279,043   225,377    225,377    250,000      189,682     189,682    250,000


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION A)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,527      3,202    250,000        2,527       3,202    250,000
  2      51        51     4,000     8,610     6,465      7,140    250.000        6,465       7,140    250,000
  3      52        52     4,000    13,241    10,823     11,498    250,000       10,809      11,484    250,000
  4      53        53     4,000    18,103    15,642     16,317    250,000       15,599      16,274    250,000
  5      54        54     4,000    23,208    20,976     21,651    250,000       20,880      21,555    250,000
  6      55        55     4,000    28,568    26,950     27,550    250.000       26,775      27,375    250,000
  7      56        56     4,000    34,196    33,630     34,080    250,000       33,336      33,786    250,000
  8      57        57     4,000    40,106    41,000     41,300    250,000       40,550      40,850    250,000
  9      58        58     4,000    46,312    49,139     49,289    250,000       48,482      48,632    250,000
 10      59        59     4,000    52,827    58,125     58,125    250,000       57,207      57,207    250,000
 11      60        60     4,000    59,669    68,459     68,459    250,000       67,213      67,213    250,000
 12      61        61     4,000    66,852    79,897     79,897    250,000       78,253      78,253    250,000
 13      62        62     4,000    74,395    92,563     92,563    250,000       90,433      90,433    250,000
 14      63        63     4,000    82,314   106,583    106,583    250,000      103,875     103,875    250,000
 15      64        64     4,000    90,630   122,107    122,107    250,000      118,715     118,715    250,000
 16      65        65     4,000    99,361   139,284    139,284    250,000      135,112     135,112    250,000
 17      66        66     4,000   108,530   158,307    158,307    250,000      153,251     153,251    250,000
 18      67        67     4,000   118,156   179,380    179,380    250,000      173,350     173,350    250,000
 19      68        68     4,000   128,264   202,732    202,732    250,000      195,666     195,666    250,000
 20      69        69     4,000   138,877   228,616    228,616    265,194      220,496     220,496    255,775
 21      70        70     4,000   150,021   257,506    257,506    296,131      248,216     248,216    285,449
 22      71        71     4,000   161,722   289,521    289,521    327,158      278,888     278,888    315,143
 23      72        72     4,000   174,008   325,000    325,000    360,750      312,838     312,838    347,250
 24      73        73     4,000   186,908   364,323    364,323    397,112      350,430     350,430    381,969
 25      74        74     4,000   200,454   407,913    407,913    436,467      392,084     392,084    419,530
 26      75        75     4,000   214,677   456,244    456,244    479,056      438,290     438,290    460,205
 27      76        76     4,000   229,610   509,781    509,781    535,270      489,344     489,344    513,811
 28      77        77     4,000   245,291   569,075    569,075    597,529      545,725     545,725    573,011
 29      78        78     4,000   261,755   634,728    634,728    666,464      607,953     607,953    638,351
 30      79        79     4,000   279,043   707,402    707,402    742,772      676,592     676,592    710,421


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                 MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                             FEMALE PREFERRED NONSMOKER AGE 50
                                                                                     ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,147      2,822    252,822        2,147       2,822    252,822
  2      51        51     4,000     8,610     5,294      5,969    255,969        5,294       5,969    255,969
  3      52        52     4,000    13,241     8,397      9,072    259,072        8,383       9,058    259,058
  4      53        53     4,000    18,103    11,456     12,131    262,131       11,415      12,090    262,090
  5      54        54     4,000    23,208    14,474     15,149    265,149       14,384      15,059    265,059
  6      55        55     4,000    28,568    17,523     18,123    268,123       17,361      17,961    267,961
  7      56        56     4,000    34,196    20,607     21,057    271,057       20,340      20,790    270,790
  8      57        57     4,000    40,106    23,645     23,945    273,945       23,242      23,542    273,542
  9      58        58     4,000    46,312    26,640     26,790    276,790       26,060      26,210    276,210
 10      59        59     4,000    52,827    29,590     29,590    279,590       28,788      28,788    278,788
 11      60        60     4,000    59,669    32,840     32,840    282,840       31,759      31,759    281,759
 12      61        61     4,000    66,852    36,035     36,035    286,035       34,614      34,614    284,614
 13      62        62     4,000    74,395    39,179     39,179    289,179       37,334      37,334    287,334
 14      63        63     4,000    82,314    42,261     42,261    292,261       39,900      39,900    289,900
 15      64        64     4,000    90,630    45,283     45,283    295,283       42,284      42,284    292,284
 16      65        65     4,000    99,361    48,215     48,215    298,215       44,455      44,455    294,455
 17      66        66     4,000   108,530    51,068     51,068    301,068       46,387      46,387    296,387
 18      67        67     4,000   118,156    53,834     53,834    303,834       48,048      48,048    298,048
 19      68        68     4,000   128,264    56,502     56,502    306,502       49,404      49,404    299,404
 20      69        69     4,000   138,877    59,057     59,057    309,057       50,417      50,417    300,417
 21      70        70     4,000   150,021    61,549     61,549    311,549       51,082      51,082    301,082
 22      71        71     4,000   161,722    63,899     63,899    313,899       51,249      51,249    301,249
 23      72        72     4,000   174,008    66,083     66,083    316,083       50,865      50,865    300,865
 24      73        73     4,000   186,908    68,071     68,071    318,071       49,785      49,785    299,785
 25      74        74     4,000   200,454    69,832     69,832    319,832       47,870      47,870    297,870
 26      75        75     4,000   214,677    71,320     71,320    321,320       44,987      44,987    294,987
 27      76        76     4,000   229,610    72,485     72,485    322,485       41,001      41,001    291,001
 28      77        77     4,000   245,291    73,262     73,262    323,262       35,779      35,779    285,779
 29      78        78     4,000   261,755    73,572     73,572    323,572       29,192      29,192    279,192
 30      79        79     4,000   279,043    73,333     73,333    323,333       21,090      21,090    271,090



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------

  1      50        50     4,000     4,200     2,337      3,012    253,012        2,337       3,012    253,012
  2      51        51     4,000     8,610     5,867      6,542    256,542        5,867       6,542    256,542
  3      52        52     4,000    13,241     9,562     10,237    260,237        9,548      10,223    260,223
  4      53        53     4,000    18,103    13,425     14,100    264,100       13,382      14,057    264,057
  5      54        54     4,000    23,208    17,468     18,143    268,143       17,372      18,047    268,047
  6      55        55     4,000    28,568    21,771     22,371    272,371       21,595      22,195    272,195
  7      56        56     4,000    34,196    26,347     26,797    276,797       26,051      26,501    276,501
  8      57        57     4,000    40,106    31,121     31,421    281,421       30,668      30,968    280,968
  9      58        58     4,000    46,312    36,108     36,258    286,258       35,445      35,595    285,595
 10      59        59     4,000    52,827    41,312     41,312    291,312       40,381      40,381    290,381
 11      60        60     4,000    59,669    47,119     47,119    297,119       45,846      45,846    295,846
 12      61        61     4,000    66,852    53,188     53,188    303,188       51,489      51,489    301,489
 13      62        62     4,000    74,395    59,535     59,535    309,535       57,300      57,300    307,300
 14      63        63     4,000    82,314    66,160     66,160    316,160       63,262      63,262    313,262
 15      64        64     4,000    90,630    73,079     73,079    323,079       69,354      69,354    319,354
 16      65        65     4,000    99,361    80,272     80,272    330,272       75,547      75,547    325,547
 17      66        66     4,000   108,530    87,766     87,766    337,766       81,815      81,815    331,815
 18      67        67     4,000   118,156    95,562     95,562    345,562       88,128      88,128    338,128
 19      68        68     4,000   128,264   103,664    103,664    353,664       94,449      94,449    344,449
 20      69        69     4,000   138,877   112,071    112,071    362,071      100,734     100,734    350,734
 21      70        70     4,000   150,021   120,896    120,896    370,896      107,021     107,021    357,021
 22      71        71     4,000   161,722   130,035    130,035    380,035      113,110     113,110    363,110
 23      72        72     4,000   174,008   139,473    139,473    389,473      118,928     118,928    368,928
 24      73        73     4,000   186,908   149,196    149,196    399,196      124,308     124,308    374,308
 25      74        74     4,000   200,454   159,181    159,181    409,181      129,076     129,076    379,076
 26      75        75     4,000   214,677   169,392    169,392    419,392      133,057     133,057    383,057
 27      76        76     4,000   229,610   179,784    179,784    429,784      136,059     136,059    386,059
 28      77        77     4,000   245,291   190,295    190,295    440,295      137,889     137,889    387,889
 29      78        78     4,000   261,755   200,848    200,848    450,848      138,340     138,340    388,340
 30      79        79     4,000   279,043   211,352    211,352    461,352      137,175     137,175    387,175


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION B)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,527      3,202    253,202        2,527       3,202    253,202
  2      51        51     4,000     8,610     6,465      7,140    257,140        6,465       7,140    257,140
  3      52        52     4,000    13,241    10,821     11,496    261,496       10,807      11,482    261,482
  4      53        53     4,000    18,103    15,639     16,314    266,314       15,593      16,268    266,268
  5      54        54     4,000    23,208    20,970     21,645    271,645       20,867      21,542    271,542
  6      55        55     4,000    28,568    26,941     27,541    277,541       26,750      27,350    277,350
  7      56        56     4,000    34,196    33,616     34,066    284,066       33,290      33,740    283,740
  8      57        57     4,000    40,106    40,980     41,280    291,280       40,470      40,770    290,770
  9      58        58     4,000    46,312    49,109     49,259    299,259       48,351      48,501    298,501
 10      59        59     4,000    52,827    58,081     58,081    308,081       56,998      56,998    306,998
 11      60        60     4,000    59,669    68,396     68,396    318,396       66,889      66,889    316,889
 12      61        61     4,000    66,852    79,806     79,806    329,806       77,760      77,760    327,760
 13      62        62     4,000    74,395    92,433     92,433    342,433       89,698      89,698    339,698
 14      63        63     4,000    82,314   106,395    106,395    356,395      102,792     102,792    352,792
 15      64        64     4,000    90,630   121,837    121,837    371,837      117,137     117,137    367,137
 16      65        65     4,000    99,361   138,886    138,886    388,886      132,831     132,831    382,831
 17      66        66     4,000   108,530   157,726    157,726    407,726      149,990     149,990    399,990
 18      67        67     4,000   118,156   178,540    178,540    428,540      168,734     168,734    418,734
 19      68        68     4,000   128,264   201,526    201,526    451,526      189,195     189,195    439,195
 20      69        69     4,000   138,877   226,904    226,904    476,904      211,514     211,514    461,514
 21      70        70     4,000   150,021   255,146    255,146    505,146      236,038     236,038    486,038
 22      71        71     4,000   161,722   286,337    286,337    536,337      262,709     262,709    512,709
 23      72        72     4,000   174,008   320,770    320,770    570,770      291,697     291,697    541,697
 24      73        73     4,000   186,908   358,766    358,766    608,766      323,094     323,094    573,094
 25      74        74     4,000   200,454   400,675    400,675    650,675      357,008     357,008    607,008
 26      75        75     4,000   214,677   446,872    446,872    696,872      393,563     393,563    643,563
 27      76        76     4,000   229,610   497,767    497,767    747,767      432,890     432,890    682,890
 28      77        77     4,000   245,291   553,799    553,799    803,799      475,141     475,141    725,141
 29      78        78     4,000   261,755   615,439    615,439    865,439      520,485     520,485    770,485
 30      79        79     4,000   279,043   683,206    683,206    933,206      569,083     569,083    819,083


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 0.00% (NET RATE OF -1.33%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,147      2,822    250,000        2,147       2,822    250,000
  2      51        51     4,000     8,610     5,294      5,969    250.000        5,294       5,969    250,000
  3      52        52     4,000    13,241     8,398      9,073    250,000        8,385       9,060    250,000
  4      53        53     4,000    18,103    11,458     12,133    250,000       11,419      12,094    250,000
  5      54        54     4,000    23,208    14,477     15,152    250,000       14,393      15,068    250,000
  6      55        55     4,000    28,568    17,528     18,128    250.000       17,377      17,977    250,000
  7      56        56     4,000    34,196    20,614     21,064    250,000       20,367      20,817    250,000
  8      57        57     4,000    40,106    23,656     23,956    250,000       23,285      23,585    250,000
  9      58        58     4,000    46,312    26,655     26,805    250,000       26,126      26,276    250,000
 10      59        59     4,000    52,827    29,610     29,610    250,000       28,886      28,886    250,000
 11      60        60     4,000    59,669    32,866     32,866    250,000       31,899      31,899    250,000
 12      61        61     4,000    66,852    36,071     36,071    250,000       34,812      34,812    250,000
 13      62        62     4,000    74,395    39,227     39,227    250,000       37,609      37,609    250,000
 14      63        63     4,000    82,314    42,326     42,326    250,000       40,277      40,277    250,000
 15      64        64     4,000    90,630    45,370     45,370    250,000       42,794      42,794    250,000
 16      65        65     4,000    99,361    48,335     48,335    250,000       45,138      45,138    250,000
 17      66        66     4,000   108,530    51,233     51,233    250,000       47,290      47,290    250,000
 18      67        67     4,000   118,156    54,056     54,056    250,000       49,228      49,228    250,000
 19      68        68     4,000   128,264    56,798     56,798    250,000       50,928      50,928    250,000
 20      69        69     4,000   138,877    59,449     59,449    250,000       52,361      52,361    250,000
 21      70        70     4,000   150,021    62,065     62,065    250,000       53,539      53,539    250,000
 22      71        71     4,000   161,722    64,572     64,572    250,000       54,334      54,334    250,000
 23      72        72     4,000   174,008    66,955     66,955    250,000       54,701      54,701    250,000
 24      73        73     4,000   186,908    69,196     69,196    250,000       54,525      54,525    250,000
 25      74        74     4,000   200,454    71,273     71,273    250,000       53,687      53,687    250,000
 26      75        75     4,000   214,677    73,159     73,159    250,000       52,062      52,062    250,000
 27      76        76     4,000   229,610    74,819     74,819    250,000       49,511      49,511    250,000
 28      77        77     4,000   245,291    76,213     76,213    250,000       45,877      45,877    250,000
 29      78        78     4,000   261,755    77,289     77,289    250,000       40,987      40,987    250,000
 30      79        79     4,000   279,043    77,990     77,990    250,000       34,581      34,581    250,000



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 6.00% (NET RATE OF 4.67%)

                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,337      3,012    250,000        2,337       3,012    250,000
  2      51        51     4,000     8,610     5,868      6,543    250.000        5,868       6,543    250,000
  3      52        52     4,000    13,241     9,563     10,238    250,000        9,550      10,225    250,000
  4      53        53     4,000    18,103    13,427     14,102    250,000       13,387      14,062    250,000
  5      54        54     4,000    23,208    17,473     18,148    250,000       17,382      18,057    250,000
  6      55        55     4,000    28,568    21,778     22,378    250.000       21,615      22,215    250,000
  7      56        56     4,000    34,196    26,357     26,807    250,000       26,087      26,537    250,000
  8      57        57     4,000    40,106    31,136     31,436    250,000       30,727      31,027    250,000
  9      58        58     4,000    46,312    36,129     36,279    250,000       35,538      35,688    250,000
 10      59        59     4,000    52,827    41,342     41,342    250,000       40,524      40,524    250,000
 11      60        60     4,000    59,669    47,160     47,160    250,000       46,059      46,059    250,000
 12      61        61     4,000    66,852    53,245     53,245    250,000       51,801      51,801    250,000
 13      62        62     4,000    74,395    59,614     59,614    250,000       57,748      57,748    250,000
 14      63        63     4,000    82,314    66,270     66,270    250,000       63,897      63,897    250,000
 15      64        64     4,000    90,630    73,231     73,231    250,000       70,244      70,244    250,000
 16      65        65     4,000    99,361    80,489     80,489    250,000       76,783      76,783    250,000
 17      66        66     4,000   108,530    88,071     88,071    250,000       83,512      83,512    250,000
 18      67        67     4,000   118,156    95,987     95,987    250,000       90,432      90,432    250,000
 19      68        68     4,000   128,264   104,251    104,251    250,000       97,542      97,542    250,000
 20      69        69     4,000   138,877   112,875    112,875    250,000      104,845     104,845    250,000
 21      70        70     4,000   150,021   121,991    121,991    250,000      112,444     112,444    250,000
 22      71        71     4,000   161,722   131,513    131,513    250,000      120,223     120,223    250,000
 23      72        72     4,000   174,008   141,460    141,460    250,000      128,196     128,196    250,000
 24      73        73     4,000   186,908   151,852    151,852    250,000      136,338     136,338    250,000
 25      74        74     4,000   200,454   162,706    162,706    256,376      144,644     144,644    250,000
 26      75        75     4,000   214,677   174,002    174,002    266,606      153,123     153,123    250,000
 27      76        76     4,000   229,610   185,742    185,742    277,034      161,805     161,805    250,000
 28      77        77     4,000   245,291   197,928    197,928    287,747      170,739     170,739    250,000
 29      78        78     4,000   261,755   210,557    210,557    298,696      179,913     179,913    255,224
 30      79        79     4,000   279,043   223,630    223,630    309,928      189,162     189,162    262,159


CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                      FLEXIBLE PREMIUM JOINT AND LAST SURVIVOR VARIABLE LIFE INSURANCE


POLICY FACE AMOUNT: $250,000                                                  MALE PREFERRED NONSMOKER AGE 50
DEATH BENEFIT LEVEL (OPTION C)                                              FEMALE PREFERRED NONSMOKER AGE 50
                                                                                      ANNUAL PREMIUM = $4,000


FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL GROSS ANNUAL RATE OF RETURN OF 12.00% (NET RATE OF 10.67%)


                                              ASSUMING CURRENT CHARGES          ASSUMING GUARANTEED CHARGES
                                              ------------------------          ---------------------------
 END                              PREMIUM     CASH                              CASH
 OF                      ANNUAL    ACCUM    SURRENDER    CASH      DEATH      SURRENDER      CASH      DEATH
YEAR     AGE       AGE   PAYMENT    @ 5%      VALUE      VALUE    BENEFIT       VALUE        VALUE    BENEFIT
-------------------------------------------------------------------------------------------------------------
  1      50        50     4,000     4,200     2,527      3,202    250,000        2,527       3,202    250,000
  2      51        51     4,000     8,610     6,465      7,140    250.000        6,465       7,140    250,000
  3      52        52     4,000    13,241    10,823     11,498    250,000       10,809      11,484    250,000
  4      53        53     4,000    18,103    15,642     16,317    250,000       15,599      16,274    250,000
  5      54        54     4,000    23,208    20,976     21,651    250,000       20,880      21,555    250,000
  6      55        55     4,000    28,568    26,950     27,550    250.000       26,775      27,375    250,000
  7      56        56     4,000    34,196    33,630     34,080    250,000       33,336      33,786    250,000
  8      57        57     4,000    40,106    41,000     41,300    250,000       40,550      40,850    250,000
  9      58        58     4,000    46,312    49,139     49,289    250,000       48,482      48,632    250,000
 10      59        59     4,000    52,827    58,125     58,125    250,000       57,207      57,207    250,000
 11      60        60     4,000    59,669    68,459     68,459    250,000       67,213      67,213    250,000
 12      61        61     4,000    66,852    79,897     79,897    250,000       78,253      78,253    250,000
 13      62        62     4,000    74,395    92,563     92,563    250,000       90,433      90,433    250,000
 14      63        63     4,000    82,314   106,583    106,583    250,000      103,875     103,875    250,000
 15      64        64     4,000    90,630   122,104    122,104    266,761      118,710     118,710    259,346
 16      65        65     4,000    99,361   139,259    139,259    293,614      135,019     135,019    284,675
 17      66        66     4,000   108,530   158,228    158,228    322,120      152,914     152,914    311,302
 18      67        67     4,000   118,156   179,194    179,194    352,456      172,527     172,527    339,344
 19      68        68     4,000   128,264   202,360    202,360    384,787      194,004     194,004    368,899
 20      69        69     4,000   138,877   227,947    227,947    419,286      217,498     217,498    400,066
 21      70        70     4,000   150,021   256,431    256,431    456,575      243,382     243,382    433,341
 22      71        71     4,000   161,722   287,898    287,898    496,537      271,619     271,619    468,461
 23      72        72     4,000   174,008   322,641    322,641    539,487      302,394     302,394    505,634
 24      73        73     4,000   186,908   360,981    360,981    585,655      335,837     335,837    544,862
 25      74        74     4,000   200,454   403,268    403,268    635,430      372,088     372,088    586,298
 26      75        75     4,000   214,677   449,873    449,873    689,295      411,298     411,298    630,191
 27      76        76     4,000   229,610   501,198    501,198    747,537      453,636     453,636    676,598
 28      77        77     4,000   245,291   557,672    557,672    810,743      499,285     499,285    725,861
 29      78        78     4,000   261,755   619,749    619,749    879,176      548,456     548,456    778,040
 30      79        79     4,000   279,043   687,925    687,925    953,395      601,362     601,362    833,427



CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF
INSURANCE RATES FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS
SHOWN.

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS OF THE FUNDS SELECTED. THE CASH VALUE, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, THE FUNDS, OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

PART II
UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

        "BE IT RESOLVED THAT

      1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

      2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO RULE 6e-3(T)

This filing is made pursuant to Rules 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940 with respect to the Policies described in the Prospectuses.

        Registrant makes the following representations:

        (1) Section 6e-3(T)(b)(13)(iii)(F) has been relied upon.

        (2) The level of the mortality and expense risk charge is within the range of industry practice for comparable flexible premium variable life insurance policies, and is reasonable in relation to the risks assumed by the Company under the Policies.

        (3) Registrant has concluded that there is a reasonable likelihood that the distribution financing arrangement of the Separate Account will benefit the Separate Account and Owners and will keep and make available to the Commission on request a memorandum setting forth the basis for this representation.

        (4) The Separate Account will invest only in management investment companies which have undertaken to have a board of directors or trustees, a majority of whom are not interested persons of the company, formulate and approve any plan under Rule 12b-1 to finance distribution expenses.

The methodology used to support the representation made in paragraph (2) above is based on an analysis of the mortality and expense risk charges contained in other flexible premium variable life insurance policies. Registrant undertakes to keep and make available to the Commission on request the documents used to support the representation in paragraph
(2) above.

CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following Papers and
Documents:

        The facing sheet

        Joint and Survivor Variable Universal Life 98 Prospectus, consisting of 63 pages

        The undertaking to file reports required by Section 15 (d), 1934
        Act
        The undertaking pursuant to Rule 484, 1933 Act
        Representations pursuant to Rule 6e-3(T), 1940 Act.
        The signatures

1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2):

        (1)  Resolution of the Board of Directors of General
             American authorizing establishment of the
             Separate Account <F1>

        (2)  Not applicable

        (3)  (a)  Principal Underwriting Agreement <F1>

             (b)  Proposed form of Selling Agreement <F1>

             (c)  Commission Schedule <F1>

        (4)  Not applicable


        (5)  Form of Joint and Survivor Variable Universal Life 98
             Policy <F2>

        (6) (a) Amended Charter and Articles of Incorporation of General American <F1>

             (b)  Amended and Restated By-Laws of General American <F1>

        (7)  Not applicable


        (8)  (a)  Form of Agreement to Purchase Shares of
                  General American Capital Company <F2>

             (b)  Form of Participation Agreement with Variable
                  Insurance Products Fund <F2>

             (c)  Form of Participation Agreement with Variable
                  Insurance Products Fund II <F2>

             (d) Form of Participation Agreement with J.P. Morgan Series Trust II <F2>

             (e)  Form of Participation Agreement with VanEck
                  Worldwide Insurance Trust <F2>

             (f)  Form of Participation greement with American
                  Century Variable Portfolios <F2>


        (9)  Not applicable


       (10)  (a)  Form of Application <F2>


2. Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy.

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6

             (1)  See above

             (2)  See Exhibit 1(5)

             (3) Opinion of Matthew P. McCauley, Associate General Counsel of General American


             (4) Financial statements will be supplied in a later pre-effective amendment

             (5)  Not applicable

        4.  (a) Opinion and Consent of Susan M. Benjamin, FSA, MAAA <F2>




[FN]
_____________________

        <F1>  Incorporated by reference to the initial Registration
Statement and File No. 33-48550.


        <F2>  Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement, File No. 33-48550.

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven have duly caused this amended Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 25th day of February 1999.


                                    GENERAL AMERICAN SEPARATE ACCOUNT
                                    ELEVEN (Registrant)

(Seal)                              BY: GENERAL AMERICAN LIFE
                                    INSURANCE COMPANY (for Registrant
                                    and as Depositor)


Attest: /s/ Robert J. Banstetter, Sr.   By: /s/ Richard A. Liddy
       -----------------------------    ---------------------------------
       Robert J. Banstetter, Sr.        Richard A. Liddy
       Secretary                        President
                                        General American Life
                                         Insurance Company



Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                                Title                     Date
---------                                -----                     ----


/s/ Richard A. Liddy                                   Chairman, President        2/25/99
----------------------------           (Principal Executive
Richard A. Liddy                       Officer)


/s/ David L. Herzog                                    Vice President             2/25/99
----------------------------           (Principal Financial
David L. Herzog                        Officer)


----------------------------
August A. Busch, III<F*>               Director


                                      II-7

Signature                                Title                     Date
---------                                -----                     ----


-----------------------------          Director
William E. Cornelius<F*>

-----------------------------          Director
John C. Danforth<F*>

-----------------------------          Director
Bernard A. Edison<F*>

/s/ Richard A. Liddy
-----------------------------          Director                   2/25/99
Richard A. Liddy

-----------------------------          Director
William E. Maritz<F*>

-----------------------------          Director
Craig D. Schnuck<F*>

-----------------------------          Director
William P. Stiritz<F*>

-----------------------------          Director
Andrew C. Taylor<F*>

-----------------------------          Director
H. Edwin Trusheim<F*>

-----------------------------          Director
Robert L. Virgil, Jr.<F*>

-----------------------------          Director
Virginia V. Weldon<F*>

-----------------------------          Director
Ted C. Wetterau<F*>


By /s/ Matthew P. McCauley
   --------------------------                                     2/25/99
    Matthew P. McCauley

<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.

                                  II-8